As Filed with the
Commission on May 1, 2009
Registration No. 2-80805
SEC File No. 811-3615

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

          Post-Effective Amendment No. 38   [X]

                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

        Amendment No. 42

Madison Mosaic Equity Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive, Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

W. Richard Mason, Secretary
Madison Mosaic Equity Trust
8777 N. Gainey Center Drive, Suite 220
Scottsdale, Arizona  85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[   ]  on (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ]  on (date) pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Madison Mosaic Equity Trust Investors Fund, Balanced Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Madison Institutional Equity Option Fund.

Part A

PROSPECTUS

May 1, 2009

MADISON MOSAIC EQUITY TRUST

Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic Funds (logo) www.mosaicfunds.com

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of Each Fund	1
Principal Risks of Investing in Each Fund	2
Risk/Return Bar Chart and Table	3
Fees and Expenses of the Trust	4
Investment Objectives	5
Implementation of Investment Objectives	6
Principal Risks	9
Portfolio Holdings	10
Management	10
Pricing of Fund Shares	12
Dividends and Distributions	12
Frequent Purchases and Redemptions of Fund Shares	12
Taxes	14
Financial Highlights	14

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

Madison Mosaic Equity Trust (the “Trust”) offers shares of five separate funds in this prospectus:

Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity

The Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds seek long-term growth.

Balanced

The Balanced Fund seeks (1) to produce current income and (2) to provide an opportunity for capital appreciation.

Principal Investment Strategies of Each Fund

Fund-Specific Strategies

Investors

The Investors Fund invests primarily in the common stock of established high-quality, larger growth companies. Generally, the companies the Investors Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $10 billion or more. The fund may buy a number of mid-sized growth companies as well (market capitalizations between $1 billion and $10 billion), generally not exceeding 25% of net assets.

Mid-Cap

The Mid-Cap Fund invests at least 80% of its net assets in the common stock of mid-sized companies (those with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor’s MidCap 400(R) Index).

Small/Mid-Cap

The Small/Mid-Cap Fund invests at least 80% of its net assets in the common stock of small and mid-sized companies (those with market capitalizations as large as those in the Russell Midcap(R) Index or the Standard & Poor’s MidCap 400(R) Index, the largest of which were approximately $15 billion and $5 billion, respectively, in March 2009).The average market capitalization of companies held by the Small/Mid-Cap Fund is intended to be between $200 million and $12 billion.

Balanced

The Balanced Fund invests in a combination of common stocks and investment grade bonds. Its stock component will consist primarily of the common stock of established high-quality, larger growth companies. Generally, the companies the Balanced Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $10 billion or more. The Balanced Fund may buy a number of smaller growth companies as well (market capitalizations between $1 billion and $10 billion), generally not exceeding 25% of the fund’s common stock allocation. However, it never holds more than 70% of its assets in common stocks. The rest of the Balanced Fund (generally, 30% to 50% of net assets) is invested in investment grade corporate bonds and U.S. government bonds.

In general, we anticipate that 25-50% of the Balanced Fund’s total net assets will be invested in debt securities that have an average weighted maturity of less than 10 years.

Disciplined Equity

The Disciplined Equity Fund seeks diversification among all equity market sectors. The common stocks selected for the Disciplined Equity Fund are generally larger companies of the type selected for the stock portion of the Balanced Fund, but it may also invest in smaller companies such as those selected for the Mid-Cap Fund.

General Strategies

Focused Portfolios

To the extent invested in common stocks, each fund other than the Disciplined Equity Fund generally invests in only 25-40 companies. This reflects our belief that your money should be in our top investment ideas, and that focusing on our best investment ideas is the best way to achieve each fund’s investment objectives. Of course, the Disciplined Equity Fund’s investment objectives generally result in its owning a greater number of companies —

Madison Mosaic Equity Trust 1

50 to 60 — at any given time. Likewise, because of the smaller capitalization of the companies in the Small/Mid-Cap Fund, it generally invests in 40-80 companies at any given time.

Growth and Value: GARP

We select companies that we believe show steady, sustainable growth and reasonable valuation, rather than “hot” stocks or “trendy” growth companies with high share prices. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.” By pursuing this strategy, our intent is that investors in Madison Mosaic’s equity funds will participate in market appreciation during bull markets. The strategy is also intended to protect investors during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Principal Risks of Investing in Each Fund

All Funds

Market Risk

The share price of each fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares. This is generally known as “market risk.”

Capital Gain Realization Risks to Taxpaying Shareholders

Because of the focused nature of fund portfolios, they are susceptible to capital gain realization. In other words, when Madison Mosaic equity funds are successful in achieving their investment objectives, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. Our sale of just a few positions will represent a larger percentage of each fund compared with, say, a fund that has hundreds of securities positions.

Fund Specific Risks

Mid-Cap Fund Specific Risks

The smaller companies held by the Mid-Cap Fund may have greater market risk than stocks of more established companies.

Small/Mid-Cap Fund Specific Risks

Investing in small and mid-sized companies involves greater risk than larger companies. The smaller the company, the more their stocks are subject to abrupt or erratic price movements compared with larger-company stocks. Small companies, in particular, often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Stocks with growth characteristics can have sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Small/Mid-Cap Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.

The stocks of small companies can be illiquid. In such cases, the Small/Mid-Cap Fund may have difficulty selling holdings or may only be able to sell the holdings at prices substantially less than what we believe they are worth.

Balanced Fund Specific Risks

The Balanced Fund always invests in bonds. When interest rates go up, bond prices tend to go down. The value of bonds in the Balanced Fund are likely to fall as interest rates rise, causing the fund’s share price to fall as well. This is generally known as “interest rate risk.”

The greater the percentage of a fund’s investment in bonds, the greater its interest rate risk. You should also understand that the longer the maturity of any bond, the greater the effect will be on its price when interest rates change. Both funds’ average maturities will normally be 10 years or less.

2 Prospectus May 1, 2009

Bonds held by the Balanced Fund are subject to call risk. If a bond issuer “calls” a bond (pays it off at a specified price before it matures), the Balanced Fund could have to reinvest the proceeds at a lower interest rate. The fund may also experience a loss if the bond is called at a lower price than what it paid.

Disciplined Equity Fund Specific Risks

When changing its allocation among stocks in different market sectors, the fund may incur increased brokerage costs. Also, short-term trading may generate capital gains.

Risk/Return Bar Chart and Performance Table

The following bar charts illustrate the risks of each fund by showing changes in each fund’s performance from year to year over a 10-year period (or for the life of the fund, if less). After the bar chart for each fund is a table that compares the fund’s average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Investors Fund

During the period shown in the bar chart, the highest return for a quarter was 14.78% (quarter ending June 30, 2003) and the lowest return for a quarter was -23.86% (quarter ending December 31, 2008).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	-33.40%	-3.44%	-0.33%
Return after taxes on distributions	-34.19%	-4.36%	-1.80%
Return after taxes on distributions and sale of fund shares	-20.72%	-2.64%	-0.53%
S&P 500 Index*	-37.00%	-2.19%	-1.38%

Mid-Cap Fund

During the period shown in the bar chart, the highest return for a quarter was 17.42% (quarter ending December 31, 1999) and the lowest return for a quarter was -21.70% (quarter ending December 31, 2008).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	-36.61%	-0.86%	4.84%
Return after taxes on distributions	-37.42%	-2.06%	3.29%
Return after taxes on distributions and sale of fund shares	-23.34%	-0.75%	3.66%
Russell Midcap Index*	-41.46%	-0.71%	3.19%

Madison Mosaic Equity Trust 3

Balanced Fund

During the period shown in the bar chart, the highest return for a quarter was 9.85% (quarter ending June 30, 2003) and the lowest return for a quarter was -12.69% (quarter ending December 31, 2008).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	-19.92%	-0.60%	1.63%
Return after taxes on distributions	-20.75%	-1.64%	0.21%
Return after taxes on distributions and sale of fund shares	-12.09%	-0.62%	0.89%
S&P 500 Index*	-37.00%	-2.19%	-1.38%

Disciplined Equity Fund

During the period shown in the bar chart, the highest return for a quarter was11.63% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.17% (quarter ending December 31, 2008). Prior to May 1, 2008, the Disciplined Equity Fund was known as the Foresight Fund.

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	-34.20%	-2.64%	-0.15%
Return after taxes on distributions	-34.48%	-3.49%	-0.84%
Return after taxes on distributions and sale of fund shares	-21.85%	-2.26%	-0.30%
S&P 500 Index*	-37.00%	-2.19%	-1.38%

Small/Mid-Cap Fund

Because the Small/Mid-Cap Fund is new, it has no performance history. Remember, however, that that past performance (before and after taxes) is not necessarily an indication of how the Small/Mid-Cap Fund will perform in the future.

*The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices, while the Russell Midcap Index of stocks is made up of smaller companies including those of the type held by the Mid-Cap Fund. Index performance reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Equity Trust.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None

4 Prospectus May 1, 2009

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Investors Fund	0.75%	None	0.24%*	0.99%*
Mid-Cap Fund	0.75%	None	0.50%	1.25%
Balanced Fund	0.75%	None	0.49%	1.24%
Disciplined Equity Fund	0.75%	None	0.35%**	1.10%**
Small/Mid-Cap Fund	0.75%	None	0.50%	1.25%

*The expense information for the Investors Fund has been restated to reflect current fees effective February 6, 2009, including a contractual limit on Total Fund Operating Expenses of 0.99% commencing on that date.

**The expense information for the Disciplined Equity Fund has been restated to reflect current fees effective April 1, 2008. In addition, since April 1, 2008, after fee waivers, the Total Annual Fund Operating Expenses for the Disciplined Equity Fund are 0.99%. This waiver is in effect as of the date of this prospectus, but we may end it at any time.

Example:

This Example is intended to help you compare the cost of investing in a fund offered by Madison Mosaic Equity Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 years
Investors Fund	$101	$315	$547	$1,213
Mid-Cap Fund	$127	$397	$686	$1,511
Balanced Fund	$126	$393	$681	$1,500
Disciplined Equity Fund	$112	$350	$606	$1,340
Small/Mid-Cap Fund	$127	$397

Additional fees and transaction charges described in Madison Mosaic’s “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, a $15 fee is charged for redemptions by wire to domestic bank accounts and fees are charged on certain stop payments on checks, bounced investment checks, IRAs and other retirement plans).

We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust’s funds available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources. In addition, shareholders that purchase or redeem shares in the Trust through a securities broker may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. Shareholders may engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

Madison Mosaic Equity Trust (the “Trust”) offers shares of five separate funds in this prospectus:

Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity

The Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds seek long-term growth of capital.

Balanced

The Balanced Fund seeks to (1) produce current income while (2) providing an opportunity for capital appreciation. By investing a portion of its assets in bonds, the fund seeks to lessen its exposure to market risk.

All Funds

The investment objective of any fund offered by Madison Mosaic Equity Trust may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. There can be no assurance that any fund’s investment objectives will be achieved.

Madison Mosaic Equity Trust 5

Implementation of Investment Objectives

All Funds

How do we select stocks for the funds?

We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. When evaluating the business model we look for a sustainable, competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet. When assessing management we look to see how they have allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices. The final step in the process is assessing the proper valuation for the company. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. Often we find companies that clear the first or second hurdle, but not the third. Those companies are monitored for inclusion at a later date when the valuation is more appropriate.

Our goal is to acquire companies when they are at the low end of their historical valuations. By avoiding overpriced issues, we attempt to avoid the most volatile and risky segments of the market. Instead, we will invest in the stocks of issuers that we believe have a blend of both value and growth potential: What we call “GARP” for “growth at a reasonable price.” By pursuing this strategy, our intent is that investors in Madison Mosaic’s equity funds will participate in market appreciation during bull markets. The strategy is also intended to protect investors during bear markets compared with investors in portfolios holding more speculative and volatile securities.

Why do we sell stocks in the funds?

We sell stocks for a number of reasons: (1) the valuation target we set for them is achieved; (2) the fundamental business prospects for the company have materially changed; or (3) we find a more attractive alternative.

How many stocks will the funds hold?

We want each stock to represent a meaningful commitment. Therefore, to the extent invested in common stocks, each fund other than the Small/Mid-Cap and Disciplined Equity Funds generally invests in only 25-40 companies. We believe this offers the benefits of diversification, yet focuses the funds enough to allow for superior performance. It also reflects our belief that your money should be in our top investment ideas and that focusing on our best investment ideas is the best way to achieve each fund’s investment objectives.

The Disciplined Equity Fund’s investment objective generally results in its owning a greater number of companies – 50 to 60 – at any given time. Likewise, because of the smaller capitalization of the companies in the Small/Mid-Cap Fund, it generally invests in 40-80 companies at any given time.

Do the funds hold much cash?

In order to meet day to day shareholder transaction requirements, each fund will hold a certain amount of uninvested cash. We will normally invest this cash overnight in a repurchase agreement. Repurchase agreements involve the sale of securities to a fund by a financial institution or securities dealer, simultaneous with an agreement by that seller to repurchase the securities at the same price, plus interest, at a later date. Each fund will limit the parties with which it will engage in repurchase agreements to those financial institutions and securities dealers that are deemed creditworthy pursuant to guidelines adopted by the Trust’s Board of Trustees.

Can a fund adopt a temporary defensive strategy?

If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of any fund could be invested in short-term, fixed-income investments. Of course, the Balanced Fund is expected to have a substantial non-stock position. On the other hand, to the extent more than 35% of the Investors Fund or of the Disciplined Equity Fund or 20% of the Mid-Cap Fund or Small/Mid-Cap Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objectives. Also, to the extent the Balanced Fund takes a temporary defensive strategy that eliminates its opportunity to achieve its capital appreciation objective, it too would not be invested in accordance with policies designed to achieve its stated investment objectives.

6 Prospectus May 1, 2009

Fund-Specific Strategies

Investors

The Investors Fund principally invests in the common stocks of established, larger growth companies. Generally, the companies the Investors Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $10 billion or more. However, the fund may buy a number of smaller growth companies as well (market capitalizations between $1 billion and $10 billion) if they meet our investment criteria. These smaller “mid-cap” companies will generally not exceed 25% of the fund’s net assets.

The Investors Fund will normally be at least 65% invested in common stocks.

Mid-Cap

The Mid-Cap Fund invests at least 80% of its net assets in the common stocks of mid-cap companies at time of purchase. We will provide shareholders at least 60 days notice before this policy can change. Although a universal definition of “mid-cap companies” does not exist, we generally define mid-cap companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap or the S&P MidCap 400 indices. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered as mid-cap for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. We will not automatically sell or cease to purchase stock of a company we already own just because the company’s market capitalization grows or falls outside this range. With this in mind, our intention is that the core of securities held will fall within the $1 billion and $10 billion range at time of purchase.

Small/Mid-Cap

The Small/Mid-Cap Fund invests at least 80% of its net assets in the common stock of “small-cap” and “mid-cap” companies at the time of purchase. The terms “small-cap” and “mid-cap” refer to the size of a company’s market capitalization or, in other words, how much a company is worth based on the value of all its outstanding stock. We will provide shareholders at least 60 days notice before this policy can change.

Although there are no universal definitions of small-cap and mid-cap, we look at the range as including all companies with market capitalizations up to and including those similar to the companies in the Russell Midcap(R) Index or the Standard & Poor’s MidCap 400(R) Index, the largest of which were approximately $15 billion and $5 billion, respectively, in March 2009. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Small/Mid-Cap Fund’s investment. Companies whose capitalization no longer meets the fund’s definition of small-cap or mid-cap after purchase continue to be considered as mid-cap for purposes of the 80% policy described above. The size of the companies in each index changes with market conditions and the composition of the index. We will not automatically sell or cease to purchase stock of a company we already own just because the company’s market capitalization grows outside of this range.

The Small/Mid-Cap Fund does not have a minimum market capitalization. However, as a company’s capitalization gets smaller, it is generally less likely to pass our evaluation process described in the first section under, “How do we select stocks for the funds?” With this in mind, our intention is that the average market capitalization of companies held by the Small/Mid-Cap Fund will be between $200 million and $12 billion.

The Small/Mid-Cap Fund’s total holdings of securities for any one broad economic sector (i.e. consumer, financial, health care, etc.) will never exceed 50% of the total market value of the fund at the time of purchase. The fund’s total holdings of securities for any one industry (for example, within the broadly defined “finance” sector there are a variety of industries that

Madison Mosaic Equity Trust 7

include consumer finance companies, investment banks, broker-dealers, insurance companies, mutual fund companies, etc.) will not exceed 25% of the total market value of the fund at the time of purchase.

Balanced

The equity component of the Balanced Fund invests in the common stocks of established, larger growth companies. Generally, the companies that the Balanced Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $10 billion or more. However, the fund may buy a number of smaller growth companies as well (market capitalizations between $1 billion and $10 billion) if they meet our investment criteria.

The percentage of the Balanced Fund’s assets that may be invested at any particular time in equities and bonds will depend on our judgment regarding general market risk. The fund will not invest more than 70% in equity securities (stocks). It will maintain at least 25% of its assets in fixed income senior securities (bonds), not including any convertible securities. Generally, no more than 25% of the amount invested in stocks will be in stocks of companies with market capitalizations under $10 billion (but always above $1 billion).

To determine the balance between stocks and bonds, we monitor many factors affecting the market outlook, including economic and monetary trends, market momentum, institutional psychology and historical similarities to current conditions. We carefully review the equity market’s relationship to the bond market and interest rate trends.

To achieve income, the Balanced Fund invests in corporate debt securities and U.S. Government bonds. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s (“investment grade”) or, if unrated, judged by the Advisor to be a comparable quality. Bonds rated A, AA, or AAA by Standard & Poor’s indicate strong to high capacity of the company to pay interest and repay principal. However, the fourth highest rating, BBB, indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company’s ability to meet these obligations. Therefore, bonds rated BBB are more speculative and reflect a higher level of risk. The fund may also invest in direct obligations of the United States government, its agencies and instrumentalities.

Through appreciation, the total market value of the Balanced Fund’s stock holdings may grow beyond 70% of its total net assets. If this happens, we will take necessary actions to reduce total stocks to less than 70% of total net assets within 60 days.

Disciplined Equity Fund

Stocks held by the Disciplined Equity Fund will change based on our assessment of optimal allocation of stocks among all market sectors consistent with the GARP strategy discussed above.

How will we make decisions on what percentage of the fund will be invested in stocks in any particular market sector? The fund will generally follow the economic sector diversity found in the U.S. equity markets, but may deviate from that based on our assessment of the fundamental outlook and attractiveness of companies in each market sector.

Stocks selected will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Disciplined Equity Fund may invest in smaller “mid-cap” companies that may offer more rapid growth potential. Companies selected will generally reflect the diversity of the market as a whole and, as a result, the fund will generally hold more companies than those held in the other funds described in this prospectus.

Generally, the companies the Disciplined Equity Fund buys have a market capitalization (the value of all of a company’s stock on the market) of $10 billion or more. However, the Disciplined Equity Fund may buy a number of smaller growth companies as well (market capitalizations between $1 billion and $10 billion) if they meet our investment criteria discussed above. These smaller “mid-cap” companies will generally not exceed 25% of the Disciplined Equity Fund’s net assets.

The Disciplined Equity Fund will normally be at least 65% invested in common stocks.

8 Prospectus May 1, 2009

Principal Risks

All Funds

Market Risks

Each fund’s holdings will be subject to the economic, business and market risks associated with common stock investing. As a result, your investment in any fund, when redeemed, may be worth more or less than the price you originally paid for it.

While each fund is a diversified mutual fund, we intend to limit the common stock portion of each portfolio other than the Disciplined Equity and Small/Mid-Cap Funds to 25-40 companies, with each company representing no more than 5% of the portfolio at cost. While more diversified, the number of securities in the Disciplined Equity Fund’s portfolio is also relatively low at 50-60 companies as is the number of securities in the Small/Mid-Cap Fund at 40-80. As a result, any fund’s daily net asset value may be more volatile than a fund with greater portfolio diversification.

Capital Gain Realization Risks to Taxpaying Shareholders

Another consequence of having a relatively low number of securities in fund portfolios is that they may be susceptible to capital gain realization. For example, each year, if a fund is successful in achieving its investment objective, it will likely sell securities that have reached our valuation targets for them. If we sell, say, 15 stocks a year for this reason, that could represent about half of the fund’s portfolio. As a result, the potential capital gains the fund would be required to distribute may be higher than a fund that sells the same 15 stocks out of a portfolio of, say 100. Of course, this is not a concern for tax-exempt shareholders such as retirement plans or IRAs.

In the event a fund experiences more redemptions than sales in any year, we may be required to sell securities in order to raise cash to meet these redemptions. Such sales may cause capital gains to be realized for tax purposes. Any such gains must be distributed among the remaining shareholders. (See “Taxes” below.)

Additional Fund-Specific Risks

Mid-Cap Fund

The Mid-Cap Fund invests in comparably smaller companies and may invest in new companies or in the securities of companies in emerging industries. As a result, the Mid-Cap Fund may involve an above-average level of market risk and should be only one part of an overall balanced investment program.

Small/Mid-Cap Fund

A variety of risks related to investments in small and mid-cap companies are explained in the Risk/Return Summary at the beginning of this prospectus. Because the Small/Mid-Cap Fund invests in smaller companies and may invest in new companies or in the securities of companies in emerging industries, the fund bears an above-average level of market risk. For that reason, is should be only one part of an overall balanced investment program.

Balanced Fund

Because of its investments in bonds, an investment in the Balanced Fund carries interest rate risk in that as interest rates rise, the value of the bonds in the fund will generally fall. The greater the percentage of the fund’s investment in bonds, the greater its interest rate risk.

While bond investing is often referred to as “fixed-income” investing, prices of the underlying bonds fluctuate on a daily basis. Mere investment in government or corporate bonds provides no assurance that you can be protected from certain risks in bond investing (including increasing price fluctuation as bond maturities become longer).

We may buy “callable bonds” for the Balanced Fund. This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we could have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the Balanced Fund sold the bond at a loss.

Madison Mosaic Equity Trust 9

Portfolio Holdings

Portfolio securities information is available on the Madison Mosaic website at www.mosaicfunds.com. It can be accessed for any fund from the “Our Funds” section of the site, “clicking” on the name of the fund in which you are interested and then selecting “Portfolio of Investments.” Top 10 holdings current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings by selecting the link to “Complete (name of Fund) Portfolio Holdings” at the bottom of the “Top 10 Holdings” page. Madison Mosaic’s policy is to post this information no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the Trust’s policies and procedures with respect to the disclosure of each of its fund’s portfolio securities is available in the Trust’s Statement of Additional Information (“SAI”). (See the back cover for information about the SAI.)

Management

The Advisor

We are Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, we manage hundreds of millions of dollars in assets in mutual funds and closed-end investment companies. Madison, a registered investment advisor firm since 1973, provides professional portfolio management services to a number of clients and, together with its subsidiaries, manages billions of dollars of client assets as of the date of this prospectus.

We are responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals.

Generally, all management decisions are the primary responsibility of Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison.

On a day-to-day basis, the funds are generally managed by members of the applicable equity or fixed-income management teams at our firm. The members of the equity team with primary responsibility for the Investors and equity portion of the Balanced Fund are Jay Sekelsky, Richard Eisinger and Matt Hayner. Mr. Sekelsky and Mr. Eisinger also have primary responsibility for the Mid-Cap Funds.
Mr. Sekelsky and Mr. Hayner have primary responsibility for the Disciplined Equity Fund. Finally, Mr. Eisinger has primary responsibility for the Small/Mid-Cap Fund.

Mr. Sekelsky is a Managing Director of our firm and has been managing the Investors Fund and the equity portion of the Balanced Fund since February 1, 1990, the Mid-Cap Fund since August 1, 1996 and the Disciplined Equity Fund since its inception. Mr. Sekelsky is a Chartered Financial Analyst. Mr. Eisinger is also a Managing Director of our firm and has been managing the Mid-Cap Fund since January 1, 1998, the Small/Mid-Cap Fund since January 1, 2009 and the Investors Fund and the equity portion of the Balanced Fund since January 1, 2000. Finally, Mr. Hayner, a Vice President of our firm and a Chartered Financial Analyst, has been a member of the equity team since joining our firm in 2002. He obtained his MBA degree in 2001 from the University of St. Thomas in St. Paul, Minnesota, and, prior to joining Madison, served as a financial analyst for the Valspar Corporation.

The members of the fixed-income team of our firm with primary responsibility for the day-to-day management of the fixed-income portion of the Balanced Fund are Christopher Berberet and Paul Lefurgey. Mr. Berberet is a Managing Director of our firm and has been managing the fixed-income portion of the Balanced Fund since February 1, 1992. Mr. Berberet is a Chartered Financial Analyst. Mr. Lefurgey is a Senior Vice President of our firm who joined the team members with primary responsibilities for managing the fixed-income portions of the Balanced Fund in 2006. He is a Chartered Financial Analyst who joined the firm in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at Members Capital

10 Prospectus May 1, 2009

Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust’s funds.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Trust. For the Trust’s last fiscal year, the fee was calculated as 0.75% of the average daily net assets of the Mid-Cap, Balanced and Disciplined Equity Funds. The Small/Mid-Cap Fund was not publicly available until January 1, 2009 but its fee is also calculated as 0.75% of its average daily net assets. The investment advisory fee for the Investors Fund was calculated as 0.75% of its average daily net assets up to $100 million and 0.60% of its average daily net assets above $100 million. This fee is deducted automatically from all accounts and is reflected in the daily price of each fund. A discussion regarding the basis for the Board of Trustees approving the Trust’s advisory contract with us is available in the Trust’s annual report to shareholders for the Trust’s most recent fiscal year ended December 31.

We may incur certain additional costs or expenses that are paid solely by us and are not charged to the shareholders or to the Trust’s funds relating to their distribution. Regardless of payments we make for distribution (or to third parties in order for the Trust’s funds to be available to potential shareholders through a variety of institutions or so-called “distribution channels”), our belief is that shareholders should only invest in the Trust based solely on the merits of our funds. Our intention in expanding the distribution channels for the Trust’s funds is to make them available to all investors for which they are suitable investment choices. Such qualifying dealers incur marketing support expenses of including Madison Mosaic funds in their trading platforms, including business planning assistance, educating personnel about Madison Mosaic and shareholder planning. In light of the above, we desire to provide the following disclosures:

We may share with authorized distributors certain marketing expenses or pay for the opportunity to distribute the Trust’s funds, sponsor informational meetings, seminars, support for marketing materials or business building programs. We or our affiliates may pay amounts from our own resources to third parties, including brokerage firms, banks, distributors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by us under the Trust’s Services Agreement (described below) for these types of or other services, although they don’t change the amount that the Trust pays under the Services Agreement.

We determine the amount of these payments from time to time and they may differ among financial intermediaries. These payment arrangements will not, however, change the price you pay for shares of Madison Mosaic funds or the amount that we or any fund receives on behalf of any investor. Payments we make to distributors may provide incentives for them to make shares of the Trust available to their customers and may allow the Trust greater access to their customers than would be the case if no payments were paid. However, you may wish to consider whether such arrangements exist when evaluating any recommendations from your advisors to purchase or sell shares of the Trust.

Other Expenses. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. We also accrue for the fixed, direct expenses paid by each fund for the compensation of the Trust’s Independent Trustees and its independent auditor. At the end of Trust’s most recent fiscal year, this fee (including accrual for direct expenses) was set at the following rates: Balanced Fund–0.47%; and Disciplined Equity Fund–0.51%. Since inception, the Small/Mid-Cap Fund’s fee (including accrual for direct expenses) was set at 0.50%. For the Disciplined Equity Fund, this amount was reduced to 0.35% effective April 1, 2008 (not including any waivers).

Madison Mosaic Equity Trust 11

The Mid-Cap Fund’s other expenses were calculated as 0.50% for assets under $150 million and 0.45% for assets above $150 million (not including accrual for direct expenses). The Investors Fund’s other expenses were calculated as 0.24% on the first $100 million of average daily net assets and 0.20% on average daily net assets above $100 million (not including accrual for direct expenses). Effective February 9, 2009, this fee was set at 0.35%, but subject to a limit that, when combined with the fund’s investment advisory fee, cannot exceed 0.99%. As a result, as of the date of this prospectus, this amount is capped at 0.24%. These fees are also deducted automatically from all accounts and are reflected in the daily price of each fund.

Pricing of Fund Shares

The price of each fund share is based on its net asset value (or “NAV”). This equals the total daily value of the respective fund’s investments and other assets, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund’s NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services. The Trust maintains a “pricing committee” to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by the Trust, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Trust’s goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

For the Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds, each fund’s net income, if any, is declared as dividends and distributed to shareholders annually, usually at the end of the calendar year. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

For the Balanced Fund, dividends are distributed quarterly and capital gains, if any, are distributed annually.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to Madison Mosaic’s “ Guide to Doing Business” for more information about dividend distribution options.)

Frequent Purchases and Redemptions of Fund Shares

General Rule. Madison Mosaic Funds’ discourages investors from using the Trust to frequently trade or otherwise attempt to “time” the market. As a result, Madison Mosaic Funds reserves the right to reject a purchase or exchange request for any reason.

Market Timing. Our policy is to block shareholders or potential shareholders from engaging in harmful trading behavior in Madison Mosaic Funds described below. To accomplish this, we reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

In addition, we have written agreements in place with intermediaries who hold fund shares on behalf of others (brokers, banks, plan administrators, etc.).

12 Prospectus May 1, 2009

Our agreements give us the authority to identify third parties who invest in our funds through such intermediaries so that we can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

Identifiable Harmful Frequent Trading and Market-Timing Activity. We identify harmful trading activity as having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, a fund may be unable to invest its assets in accordance with the fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent (the Madison Mosaic Funds customer service department), increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing us from lowering them.

For all of the above reasons, we monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, we decline; when trades are attempted without such courtesy we make every effort to block them and prohibit any future investments from the source of such trades. Madison Mosaic Funds does not define market-timing by the frequency or amount of trades during any particular time period. Rather, we seek to prevent market-timing of any type that harms the fund in the manner described above.

Madison Mosaic Funds does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. We do not specifically define the frequency of trading that it will consider “market timing” because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when we identify any shareholder activity that causes or is expected to cause the negative results described above, Madison Mosaic Funds will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave Mosaic and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, we do not distinguish between shareholders that invest directly with a fund or shareholders that invest with Madison Mosaic through a broker (either directly or through an intermediary account), an investment advisor or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any Madison Mosaic fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that we will not detect certain frequent trading or market

Madison Mosaic Equity Trust 13

timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of any fund (see the section above entitled “Other Risks Associated with Market Timing”). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because we discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, we cannot guarantee that it will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

Each fund offered by the Trust will distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the income of any fund may be taxed at the long-term capital gains rate (maximum rate of 15% as of the date of this prospectus). Dividends that constitute “qualified dividends” are also taxed at this rate. The Trust will inform shareholders of the nature of each fund’s dividends (ordinary income, short-term gains, “qualified dividends” or long-term gains) in January each year when the Trust send you your annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held. Income designated as short-term capital gains are taxed at ordinary income rates, rather than the 15% “qualified dividend” rate. Distributions paid from any fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

Because the share price fluctuates for each fund, if you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemption proceeds. Any fine assessed against the Trust that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State and Local

At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

The following financial highlights tables are intended to help you understand each fund’s financial performance for the past 5 years other than the Small/Mid-Cap Fund which is new, so no historical “financial highlights” are available. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been derived from

14 Prospectus May 1, 2009

financial statements audited by Grant Thornton LLP, whose report, dated February 20, 2009, along with the financial statements of each of the four separate funds, are included in the Trust’s annual report, which is available upon request.

INVESTORS FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.44	$20.57	$18.81	$20.82	$18.79
Investment operations:
Net investment income	0.08	0.20	0.09	0.06	0.13
Net realized and unrealized gain (loss) on investments	(6.28)	(0.21)	3.02	(0.62)	2.03
Total from investment operations	(6.20)	(0.01)	3.11	(0.56)	2.16
Less distributions:
From net investment income	(0.08)	(0.20)	(0.09)	(0.06)	(0.13)
From net capital gains	(0.85)	(1.92)	(1.26)	(1.39)	--
Total distributions	(0.93)	(2.12)	(1.35)	(1.45)	(0.13)
Net asset value, end of year	$11.31	$18.44	$20.57	$18.81	$20.82
Total return (%)	(33.40)	(0.18)	16.55	(2.81)	11.49
Ratios and supplemental data
Net assets, end of year (in thousands)	$28,030	$55,991	$176,861	$130,339	$164,121
Ratio of expenses to average net assets (%)	1.05	0.94	0.95	0.94	0.88
Ratio of net investment income to average net assets (%)	0.47	0.78	0.55	0.29	0.70
Portfolio turnover (%)	47	51	52	41	40

BALANCED FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$17.62	$18.39	$17.40	$19.51	$18.22
Investment operations:
Net investment income	0.25	0.28	0.23	0.18	0.20
Net realized and unrealized gain (loss) on investments	(3.72)	0.13	1.84	(0.60)	1.29
Total from investment operations	(3.47)	0.41	2.07	(0.42)	1.49
Less distributions:
From net investment income	(0.25)	(0.28)	(0.23)	(0.18)	(0.20)
From net capital gains	(0.61)	(0.90)	(0.85)	(1.51)	--
Total distributions	(0.86)	(1.18)	(1.08)	(1.69)	(0.20)
Net asset value, end of year	$13.29	$17.62	$18.39	$17.40	$19.51
Total return (%)	(19.92)	2.24	11.96	(2.16)	8.19
Ratios and supplemental data
Net assets, end of year (in thousands)	$10,139	$13,800	$16,267	$17,514	$26,398
Ratio of expenses to average net assets (%)	1.24	1.22	1.22	1.21	1.20
Ratio of net investment income to average net assets (%)	1.49	1.47	1.24	0.88	1.06
Portfolio turnover (%)	50	42	35	34	38

Madison Mosaic Equity Trust 15

MID-CAP FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.87	$13.04	$11.99	$12.52	$11.06
Investment operations:
Net investment loss	(0.03)	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.71)	1.15	1.98	0.12	2.10
Total from investment operations	(4.74)	1.13	1.96	0.07	2.09
Less distributions from capital gains	(0.46)	(1.30)	(0.91)	(0.60)	(0.63)
Net asset value, end of year	$7.67	$12.87	$13.04	$11.99	$12.52
Total return (%)	(36.61)	8.62	16.32	0.55	18.90
Ratios and supplemental data
Net assets, end of year (in thousands)	$88,964	$146,378	$147,122	$146,266	$115,809
Ratio of expenses to average net assets (%)	1.26	1.25	1.25	1.25	1.24
Ratio of net investment income to average net assets (%)	(0.33)	(0.18)	(0.18)	(0.37)	(0.09)
Portfolio turnover (%)	76	43	47	46	38

DISCIPLINED EQUITY FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.78	$14.07	$12.61	$13.38	$12.59
Investment operations:
Net investment income	0.09	0.06	0.07	0.03	0.07
Net realized and unrealized gain (loss) on investments	(4.80)	1.21	2.05	(0.35)	0.79
Total from investment operations	(4.71)	1.27	2.12	(0.32)	0.86
Less distributions:
From net investment income	(0.09)	(0.06)	(0.07)	(0.03)	(0.07)
From net capital gains	(0.17)	(1.50)	(0.59)	(0.42)	--
Total distributions	(0.26	(1.56)	(0.66)	(0.45)	(0.07)
Net asset value, end of year	$8.81	$13.78	$14.07	$12.61	$13.38
Total return (%)	(34.20)	9.05	16.83	(2.34)	6.83
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,072	$4,499	$4,081	$3,608	$4,789
Ratio of expenses to average net assets before fee waiver (%)	1.14	1.26	1.27	1.25	1.25
Ratio of expenses to average net assets after fee waiver (%)	1.06	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.72	0.41	0.54	0.24	0.54
Ratio of net investment income to average net assets after fee waiver (%)	0.80	N/A	N/A	N/A	N/A
Portfolio turnover (%)	63	70	54	122	39

16 Prospectus • May 1, 2009

Madison Mosaic Equity Trust has a Statement of Additional Information (SAI) that includes additional information about each fund in Madison Mosaic Equity Trust. Additional information about each Fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust’s funds during their last fiscal year. The SAI, the Trust’s annual and semi-annual reports and other information about the Trust are available without charge by calling 1-800-368-3195. Use the shareholder service number below to make shareholder inquiries.

Information on how to purchase and sell shares in any Madison Mosaic Fund is provided in a separate brochure entitled, “Guide to Doing Business.” Madison Mosaic’s “Guide to Doing Business” is incorporated by reference into this prospectus.  (All references to "Mosaic" in the "Guide to Doing Business" refer to "Madison Mosaic.")

Please call our shareholder service department if you have any questions about any Madison Mosaic Fund or if you would like a copy of any written fund information. Additional information, including the Trust's SAI and annual and semi-annual reports, is also available free of charge at the Madison Mosaic Funds Internet site at http://www.mosaicfunds.com

Finally, you can review and copy information about the Madison Mosaic Equity Trust (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Madison Mosaic Funds
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3615

December 31, 2005

Mosaic's
Guide to Doing Business

(including Privacy Policy)

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust and Mosaic Income Trust (Government and Intermediate Income Funds).

Mosaic Funds (R)

www.mosaicfunds.com

Supplement dated May 1, 2008 to the Madison Mosaic Guide to Doing Business dated December 31, 2005:

Effective May 1, 2008, the Intermediate Income Fund is known as the Core Bond Fund.   And, of course, as stated in the applicable Madison Mosaic Fund prospectus, all references to "Mosaic Funds" in this Guide to Doing Business refer to "Madison Mosaic."

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our website for additional information, including daily share prices: http://www.mosaicfunds.com.

Mosaic Funds Privacy Notice to Customers

At Mosaic Funds, our policy is not to disclose nonpublic personal information about our individual shareholders or former shareholders outside of the Mosaic Funds complex except as permitted by law.

Within Mosaic Funds (our affiliated companies include each fund, Madison -- our investment advisor -- and Mosaic Funds Distributor --our broker/dealer distributor), in order to alert you to new, enhanced or improved products or services, we collect nonpublic personal information about you from your account application and from transactions in your account. Each fund may share this information internally with Madison or Mosaic Funds Distributor.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you or to alert you to new, enhanced or improved products or services we provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Shareholder Account Transactions
    Confirmations, Statements and Reports
    Changes to an Account

How to Open An Account
    Important Information About Procedures for Opening a New Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange
    Unacceptable Forms of Investment

How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan or "Instant" EFT
    Unacceptable Forms of Investment

How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan

Special Redemption Rules for IRAs

Distribution Options

Payments in Kind

How to Close an Account

Other Fees and Minimum Balance Requirement
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Research and Other Fees

Retirement Plans and Custodian Fees
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation.

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.

In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.

HOW TO OPEN A NEW ACCOUNT

Important Information About Procedures for
Opening a New Account

In compliance with the USA PATRIOT Act of 2001, Mosaic will verify certain information on your account application as part of our anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact us at 888-670-3600 if you need additional assistance when completing your application. If we do not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received. Mosaic also reserves the right to close your account within five (5) business days if you do not provide us with required clarifying identity information and/or documentation.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Minimum Initial Investment

  $1,000 for a regular account
  $500 for an IRA account*
  $100 for an Education Savings Account with automatic monthly investments of at least $100*

Mosaic may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs, etc.

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

If you are making your first investment with Mosaic, we must have a completed account application before you wire funds. You can mail or overnight deliver your account application to us. You may also fax the account application by calling us at 888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you should give to your bank to send the wire. Your bank must include both the name of the applicable Mosaic fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Please wire money to:

US Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

Unacceptable Forms of Investment

Mosaic does not accept payment in cash. Mosaic does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, Mosaic does not accept third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks for the purchase of shares. If your check does not clear, your purchase will be cancelled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by your Mosaic fund as a result. Mosaic reserves the right to reject any purchase in whole or in part.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

Mosaic may waive this minimum for accounts associated with institutional relationships like “wrap account” programs, etc.

By Check

Please make your check payable to Mosaic Funds. Mosaic generally does not accept third party checks.  Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

If you are making a subsequent purchase, your bank should wire funds as indicated below. To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, please call us. Your bank may charge you a fee for sending a wire to Mosaic.

Please wire money to:

US Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account. In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Any change or termination of the plan should be submitted to Mosaic at least five (5) days prior to the desired effective date. The minimum monthly investment for the plan is $100.

You may also make “instant” or “on-demand” purchases by electronic funds transfer through the ACH network by calling Mosaic to place your order. Orders must be in the amount of $100 or more. Like the Automatic Investment Plan, banking information must be established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order. Mosaic does not charge for this service. However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

Unacceptable Forms of Investment

In general, you cannot make subsequent investments to a Mosaic account using a third party check (endorsing a check made out to you or another person) or with a credit card “convenience” check or by money order.

HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form. However, in order to prevent possible fraud against any fund, we may delay paying the proceeds of any redemption until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used to purchase shares has cleared. Such deposit items are considered “uncollected” until Mosaic determines that the bank on which they were drawn has actually paid them. This may take up to 12 days. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $25.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

Shareholders must indicate on their redemption request whether or not to withhold federal income tax. Income tax withholding of 10% will apply to redemption requests unless you elect not to have tax withheld.

DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account. However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your fund's then current net asset value and to reinvest all subsequent distributions.

PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

OTHER FEES AND MINIMUM BALANCE REQUIREMENT

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.   This does not apply to IRA or Education Savings Accounts.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS AND CUSTODIAN FEES

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee and Fee Waiver. Effective in 2003, there will be a $15.00 fee per IRA account with a $30.00 maximum per year. You can prepay this fee.  Mosaic will waive the annual IRA fee if the value of all your Mosaic IRA accounts is at least $30,000 or if the value of all your Mosaic accounts (both IRA and non-IRA) is at least $100,000.   The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Distribution and Transfer Fees. There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution.  This fee does not apply to redemptions established under a systematic withdrawal program.

Excess Contribution and Recharacterization Fees. There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Education Savings Account ("Education IRA")

Mosaic Funds offers Coverdell Education Savings Accounts (previously known as "Education IRAs"). Eligible investors may establish an Education Savings Account with a reduced minimum investment of $100 as long as the shareholder establishes and maintains a Mosaic Education Savings Account automatic investment plan of at least $100 monthly.

The Mosaic Education Savings Account is designed to invest up to $166.67 each month.  As a result, each Mosaic Education Savings Account that is open for a full year will reach, but not exceed, the annual $2,000 limit. If you establish a Mosaic Education Savings Account program in the middle of the year, you can make an additional investment during the year to the Education Savings Account to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application. The disclosure document explains various tax rules that apply to Education Savings Accounts. A separate application is required for Education Savings Accounts.

Education Savings Account Fee. Mosaic does not charge an annual fee on Education Savings Accounts that have an active automatic investment plan of at least $100 monthly or on Education Savings Accounts of $5,000 or greater. All other Education Savings Accounts may be charged a fee of $15.00 for each Education Savings Account, with a $30.00 maximum per year. You can prepay this fee.

Employer Plans

Mosaic also offers SEP IRAs and SIMPLE retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

Transfer Agent

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB1205/12K/ITEM # 5283111

PROSPECTUS

May 1, 2009

Madison Institutional Equity Option Fund

A hedged equity fund from Madison Asset Management

The Madison Institutional Equity Option Fund seeks total return from capital appreciation as well as income and gains generated from option premiums. By writing (selling) covered call options on a substantial portion of its portfolio securities, the Fund also seeks to produce primarily short term income and, to a lesser extent when possible, long term gains.

Features

  $500,000 minimum initial investment
  No commissions or sales charges
  No redemption fees
  No “lock-up” period

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Investment Advisors, Inc. (logo) www.madisonfunds.com

MADOX / Madison Institutional Equity Option Fund

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	1
Risk/Return Bar Chart and Performance Table	4
Fees and Expenses of the Fund	5
Investment Objectives	5
Implementation of Investment Objectives	5
Principal Risks	9
Portfolio Holdings	13
Management	13
Pricing of Fund Shares	15
Dividends and Distributions	15
Frequent Purchases and Redemptions of Fund Shares	15
Taxes	17
Financial Highlights	18

Madison Institutional Equity Option Fund Guide to Doing Business	19
Shareholder Account Transactions	19
Confirmations and Statements	19
Changes to an Account	19
How to Open an Account	19
Minimum Initial Investment	19
Maintenance Investment Balance	20
By Check	20
By Wire	20
By Exchange	20
How to Purchase Additional Shares	20
Minimum Subsequent Investment	21
By Check	21
By Wire	21
By Automatic Investment Plan	21
How to Redeem Shares	21
By Telephone or By Mail	22
By Wire	22
By Exchange	22
Special Redemption Rules for IRAs	23
Distribution Options	23
Payments in Kind	23
How to Close an Account	23
Other Fees	23
Returned Investment Check Fee	23
Broker Fees	23
Other Fees	23
IRAs	23
Traditional IRAs	23
Roth IRAs	24
Conversion Roth IRAs	24

MADOX / Madison Institutional Equity Option Fund

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objectives of the Madison Institutional Equity Option Fund (the “Fund”) are (1) to provide consistent total return and (2) secondarily, to provide a high level of income and gains from options premiums.

Principal Investment Strategies of the Fund

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with at least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meet the Fund’s selection criteria but whose market capitalization is considered to be middle sized or ‘‘mid-cap’’(between $1 billion and $7 billion at the time of the Fund’s investment). The Fund’s investment adviser will allocate the Fund’s assets among stocks in sectors of the economy based upon the investment adviser’s views on forward earnings growth rates, adjusted to reflect the investment adviser’s views on economic and market conditions and respective sector risk factors. In current market conditions, the investment adviser initially intends to focus the Fund’s investments in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors.

The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser’s ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings.

In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged traded funds) that trade like common stocks but represent such market indices.

There can be no assurance that the Fund will achieve its investment objectives.

Principal Risks of Investing in the Fund

~~No Operating History~~

~~The Fund is a newly organized, diversified, open-end management investment company with no operating history.~~

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund represents an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.

Equity Risk. Substantially all of the Fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries

1 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities.

  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
  As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.
  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
  Call options value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.
  When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
  If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Limitation on Option Writing Risk. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the Fund may write or purchase may be affected by options written or purchased by our other investment advisory clients of the Advisor or its affiliates.

Risks of Mid-Cap Companies. The Fund may invest in companies that meet the Fund’s growth and value criteria and whose market capitalization is considered middle-sized or “midcap.’’ Mid-cap companies often are newer or less established companies than larger capitalization companies and their share price may be more volatile than

2 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

comparable “large cap” stocks. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies, so the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sector Concentration Risk. To the extent that the Fund makes substantial investments in any single sector, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund currently intends to make significant investments in common stocks of companies operating in the (i) consumer discretionary and retail, (ii) technology, (iii) medical/health care and pharmaceutical and (iv) financial institutions sectors. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

  Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.
  Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.
  Medical/Health Care and Pharmaceutical. Industries within the medical/health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies, regulatory approvals, rapid obsolescence of products or services, appearance of toxic effects, and enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.
  Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation and profitability can be largely dependent on the availability and cost of capital. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition.

Option Premium Risk. If stock prices or stock price volatility declines, the level of premiums from options writing may decrease.

Tax Risk. The Fund will generate taxable income. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the Fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times. The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash. For noncorporate taxpayers, short-term capital gain is taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%. See “Taxation” for a greater discussion of these matters.

Portfolio Turnover. Higher portfolio turnover may decrease the after-tax return to taxable Fund shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain

3 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable short-term capital gains.

Risk/Return Bar Chart and Performance Table

The following bar chart is intended to illustrate the risks of the Fund by showing the changes in the Fund’s performance from year to year for the life of the Fund. The bar chart should be viewed in conjunction with the quarterly performance information provided as well as with the table that follows the chart that compares the Fund’s average annual returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

For the period from the Fund’s inception through the end of the period shown in the bar chart, the highest return for a quarter was 5.17% (quarter ended December 31, 2006) and the lowest return for a quarter was -21.98% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Since Inception (April 1, 2006)
Return before taxes	-29.91%	-11.03%
Return after taxes on distributions	-32.19%	-13.45%
Return after taxes on distributions and sale of Fund shares	-19.02%	-10.16%
S&P 500 Index*	-37.00%	-10.41%

*The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

4 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price).	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price).	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee	0.59%*
Distribution (12b-1) Fees	None
Other Expenses	0.20%**
Total Annual Fund Operating Expenses	0.79%

* The Management Fee may be adjusted up or down by 0.15% if the Fund’s performance compared to the Chicago Board Options Exchange BuyWrite Monthly Index (BXM) exceeds or trails the BXM by 1% or more. (See the discussion of “Compensation” beginning on page 14.)

** We agreed to limit administrative and operating expenses (“Other Expenses”) to 0.20% until the Fund’s net assets exceed $500 million and to limit Other Expenses to 0.15% for Fund assets in excess of $500 million. We can reduce these expenses at any time, but the Fund’s Trustees must authorize any increase above these percentages. No changes are anticipated as of the date of this prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$81	5 years	$439
3 years	$252	10 years	$978

Additional fees and transaction charges described in the Fund’s “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged to stop payment on redemption check proceeds and on bounced investment checks). In addition, if you purchase or redeem shares in the Fund through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Fund does not receive these fees. You can engage in any transaction directly with the Fund to avoid such charges.

We can make payments out of our investment advisory fee to other persons, including broker-dealers that make the Fund available to investors pursuant to any “no transaction fee” or similar network or service they provide. The payment may be a percentage of assets invested through their institution, it may reflect a direct reimbursement for the institution’s expenses in permitting your investment to be made through their institution, or it may be a combination of both. We make these payments out of our own resources.

The Fund’s “Guide to Doing Business” is found on pages 19 to 24 of this prospectus.

Investment Objectives

The Fund seeks (1) to provide consistent total return and (2) secondarily, to provide a high level of income and gains from options premiums.

The investment objectives of the Fund may be changed without shareholder approval. Shareholders will, however, receive prior written notice of any material change. There can be no assurance that the Fund’s investment objectives will be achieved.

Implementation of Investment Objectives

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large- and mid-capitalization issuers that are, in our view, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from

5 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The Fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.

Portfolio Investment Parameters. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks, with a least 65% of the amount so invested being invested in common stocks of large capitalization issuers that meet the Fund’s selection criteria. The Fund may invest the remainder of its common stock investments in companies that meets the Fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid-cap.’’ Common stocks are selected based on our views on the company’s ability to sustain future growth and on favorable “PEG’’ (its Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate) ratios, financial strength and industry leadership. The Fund generally will invest in common stocks on which exchange-traded call options are currently available. Substantially all of the common stocks in the Fund’s portfolio will be issued by U.S. companies, although the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers.

The Fund considers a large capitalization issuer to be a company with market capitalization, at the time of the Fund’s investment in such company’s common stock, of $7 billion or greater. The Fund considers a mid-cap issuer to be a company with market capitalization, at the time of the Fund’s investment in such company’s common stock, of between $1 billion and $7 billion.

The Fund will pursue its primary objective by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund’s portfolio. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the “strike price”) prior to a specified expiration date. The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

The extent of option writing activity will depend upon market conditions and our ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on our evaluation, the Fund may write covered call options on varying percentages of the Fund’s common stock holdings.

When an option contract is “covered” it means that the Fund, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price.

The Fund seeks to produce a high level of short-term gains generated from option writing premiums and, to a lesser extent, from dividends. To the extent possible, the Fund will seek to produce long-term gains from option writing premiums by allowing or arranging for certain securities that have been held more than a year to be called away. The premium received by the Fund for the last call option written on any security held more than a year at the time it is called (sold) from the Fund will generally be characterized as long-term gain along with any gain related to the sale of the underlying security. The Fund’s ability to achieve this result will be limited by (1) the amount of long-term securities it holds, (2) market conditions and (3) the relative value of alternative opportunities available to the Fund that would not result in the sale of the underlying security such as writing new options on the security rather than allowing it to be called.

In addition to its covered call strategy, the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential

6 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may, to a limited extent (not more than 2% of the its total assets) purchase put options on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain ETFs (exchanged-traded funds) that trade like common stocks but represent such market indices. We may pursue this risk management strategy through covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price.

Exercises of call options and the resulting sale of the underlying equity securities could result in less than 80% of the Fund’s total assets being invested in common stocks. In such circumstances, the Fund will make future investments in a manner consistent with restoring the 80% threshold.

What securities will the Fund hold?

Common Stocks. We intends to focus the Fund’s investments in those broad sectors of the economy that we believe provide superior opportunities to achieve the Fund’s investment objectives through equity selection and application of the Fund’s covered call option strategy. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector. In current market conditions, we initially intends to focus the Fund’s investments in the following sectors:

  Consumer Discretionary and Retail. The consumer discretionary and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers.
  Technology. The technology sector may include, for example, companies involved in producing computers, software or information technology products and equipment or that rely extensively on technology, science or communications in their product development or operations.
  Medical/Health Care and Pharmaceutical. The medical/health care and pharmaceutical sector may include, for example, companies principally engaged in the development, production or distribution of products or services related to biotechnology, medical diagnostics, managed health care, medical equipment and supplies and pharmaceuticals.
  Financial Institutions. The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, asset management companies and consumer and industrial finance companies.

We will periodically reallocate the Fund’s assets among sectors based on our views regarding economic conditions, market conditions in both the equity and option markets and the risks relevant to each sector. As market conditions change, the Fund’s portfolio may not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market. We seek to invest in common stocks in which we have high confidence in their continuing earnings growth rate. We follow an investment style generally known as “GARP’’ (Growth-At-a- Reasonable-Price). The key analytical measure is a common stock’s PEG ratio.

For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share has a PE ratio of 15 ($30 divided by $2). If we expect earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. We believe that the average PEG ratio as of the date of this Prospectus for all the stocks included in the Standard & Poor’s 500 is approximately 2.0. We intend to build an investment portfolio of common stocks with favorable value/growth relationships, with PEG ratios averaging less than the general stock market. We cannot assure you that this investment style will be successful.

After determining that a stock is reasonably priced in relation to its expected growth rate, we will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. In normal market conditions, we seek companies whose growth rates, cash flows, and industry strength put them in a desirable position for

7 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

superior long-term value and growth. We expect to hold between 40 and 60 stocks in the Fund’s portfolio.

Options. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, we believe that substantially all of the options written by the Fund will be American style options. The Fund will write call options and put options only if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid, segregated assets. A put option on a security is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated, liquid assets.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that we can effect a closing purchase or sale transaction when the Fund desires. Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See “Taxation.”

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2005 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is an example of a covered call transaction, making the following assumptions: a common stock currently trading at $25.00 per share; a 9-month call option is written with a strike price of $27.50 (i.e. 10% higher than the current market price); and the writer receives $2.00 (or 8%) of the common stock’s value as premium income. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 8% of the common stock’s value, regardless of the stock’s performance over the 9-month period until option expiration. If the stock price declines, the premium from writing the call options serves to offset some of the unrealized loss on the stock. If the stock price were to decline 8%, the option writer would break even, but if the stock were to decline more than 8% under this scenario, the investor’s downside protection would be eliminated and the stock could eventually become worthless. If the stock price remains unchanged, the option will expire and the option writer would earn an 8% return, in the form of the option premium. If the stock price were to rise but remain less than the strike price of $27.50, the option writer would earn the 8% premium and the appreciation of the stock price, up to 10% in this scenario. If the stock price were to rise to $27.50 or more, the option would be exercised and the stock would return 10% coupled with the option premium of 8% for a total return to the option writer of 18%.

8 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The Fund’s covered call strategy typically involves writing call options with expiration dates three to twelve months from the date of listing, although the Fund may write call options with shorter and longer terms. The Fund anticipates that some options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. In general, the Fund prefers to continue to hold its common stocks for at least a year to achieve long-term growth and so that it can write subsequent options on the same securities, rather than allowing them to be called away by the first option holders. In this manner, if the common stocks are held by the Fund for over a year, the premiums received by the Fund on the last options written against those stocks may be characterized as long-term gain along with any gain (or loss) realized on the stocks themselves.

Foreign Securities. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depositary Receipts (“ADRs”).

How diversified will the Fund be?

The Fund may invest no more than 4% of the Fund’s total assets, at time of purchase, in any one common stock. The Fund may, in addition to pursuing its covered call option strategy on common stocks in its portfolio, write put options on such common stocks representing to 2% of the Fund’s total assets, at time of purchase, on any one common stock.

How will I know if the Fund changes its investment policies?

If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Can the Fund adopt a temporary defensive strategy?

If we determine that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of any fund could be invested in short-term, fixed-income investments. To the extent more than 20% of the Fund is so invested, it would not be invested in accordance with policies designed to achieve its stated investment objectives.

Principal Risks

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Fund should not be considered a complete investment program.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund shares represent an indirect investment in the securities owned by the Fund, a majority of which are traded on a national securities exchange or in the over-the counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund distributions.

Equity Risk

Equity risk is the risk that the securities held by the Fund will fluctuate in value due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons. A drop in the overall stock market may depress the price of most or all of the common stocks held by the Fund.

9 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Before receiving notice that a holder of an option wishes to exercise the option, the writer can terminate its obligation under the option by buying it back, generally at about the difference between the strike (exercise) price of the call and the market value of the security. For example, when the option has a strike price written at $40 and the stock is trading at $40.25, the option writer can generally buy back the option for at least the $0.25 difference. This is known as a “closing purchase transaction.” However, once an option writer has received an exercise notice, it can no longer effect this “closing purchase transaction” and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks:

  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.
  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise

  10 / Prospectus / May 1, 2009

  MADOX / Madison Institutional Equity Option Fund

  the option in order to realize any profit or the option may expire worthless.

Limitation on Option Writing Risk

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by our other investment advisory clients.

Risks of Mid-Cap Companies

The Fund may invest in companies that meet the Fund’s growth and value criteria and whose market capitalization is considered middle sized or “mid-cap.” Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Sector Concentration Risk

We intend to focus the Fund’s investments in those broad sectors of the economy that we believe provide superior opportunities to achieve the Fund’s investment objectives. To the extent that the Fund makes substantial investments in any single sector Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund will not invest more than 35% of its total assets in the securities of issuers principally engaged in any single sector.

  Consumer Discretionary and Retail. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.
  Technology. Common stocks of companies operating in the technology sector may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.
  Medical/Health Care and Pharmaceutical. Industries within the medical/health care and pharmaceutical sector are subject to substantial government regulation. Changes in governmental regulations and policies may have a material effect on the demand for particular medical and pharmaceutical products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged

  11 / Prospectus / May 1, 2009

  MADOX / Madison Institutional Equity Option Fund

  in the medical and pharmaceutical sector are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.

  Financial Institutions. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear.

Income and Fund Distribution Risk

The income you receive from the Fund is based primarily on the premiums the Fund receives from writing options and the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well.

Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options.

Foreign Securities Risk

The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Tax Risk

Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as capital gain or loss. Some of the call options and other devices employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to “straddles’’ under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income.

The Fund cannot assure you as to any level of regular net investment income (income other than net long-term capital gain) and cannot assure you as to any level of capital gains distributions. In addition, certain of the Fund’s call writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements.

12 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written, but may also generate long-term capital gains if the option is written on a security that has been held more than a year. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, we expect that all of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains during the Fund’s first year of operation, and thereafter the Fund may be able to generate more long-term capital gains from both the sale of underlying securities and the options written on them. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

In sum, like short-term capital gains, dividend income generated from covered call writing is taxed at ordinary income rates rather than at the more favorable qualified dividend rate. (See the section of this prospectus entitled “Taxes” below for more information about tax rates on dividends).

Portfolio Holdings

Portfolio securities information is available on the Fund’s website at www.madisonfunds.com. Information about the Fund’s top ten equity holdings can be accessed by “clicking” on the name of the Fund from the www.madisonfunds.com home page, then “clicking” on the “Fund Statistics” link. Top 10 holdings and other information about the Fund’s portfolio (such as sector concentration) current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings from the Fund’s semi-annual financial reports and its quarterly holdings report. The Fund’s policy is to post top 10 holdings no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the Fund’s policies and procedures with respect to the disclosure of each of its portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). (See the back cover for information about the SAI.)

Management

The Advisor

We are Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and manages, together with its subsidiaries, billions of dollars of client assets. As of the date of this prospectus, we manage hundreds of millions of dollars in assets in both open and closed-end investment companies in stock, bond and money market portfolios with our Madison Mosaic affiliate and in the Madison Strategic Sector Premium Fund (NYSE:MSP) and the Madison/Claymore Covered Call Fund (NYSE:MCN).

We are responsible for the day-to-day administration of the Fund’s activities. Investment decisions

13 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

regarding the Fund can be influenced in various manners by a number of individuals.

Generally, all management decisions are the primary responsibility of Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of top officers and managers of Madison.

On a day-to-day basis, the Fund is generally managed by members of the equity management team at our firm. The members of the equity team with primary responsibility for the Fund are Frank Burgess and Jay Sekelsky. Mr. Burgess focuses on the options-related strategies of the Fund. Mr. Burgess and Mr. Sekelsky focus on the selection of equity securities the Fund owns on which the options are written. Mr. Burgess is the President and founder of Madison where he has been managing all varieties of securities portfolios since 1973. He also manages covered call options portfolios for the Madison Strategic Sector Premium Fund and the Madison/Claymore Covered Call and Equity Strategy Fund, both of which are closed-end investment companies traded on the New York Stock Exchange. Jay Sekelsky is a Managing Director of our firm and has been managing equity portfolios at Madison since 1990.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Fund. This fee is comprised of a base fee and a performance adjustment that may increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Chicago Board Options Exchange BuyWrite Monthly Index (“BXM”) Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the BXM Index over the performance period. Because the BXM Index reflect no fees or expenses, the Fund’s performance is compared to the BXM Index “gross of fees”. In other words, the Fund’s performance for purposes of the comparison is calculated without reducing it by the Fund’s Management Fees and Other Expenses set forth in the “Annual Fund Operating Expenses” section of this prospectus (specifically, the management fee of 0.75% — which may be raised or lowered by 0.15% as provided by this section — and the other expenses of 0.20% for assets up to $500 million and 0.15% for assets over $500 million), but not by brokerage commissions or fees that are included in the costs of buying and selling Fund securities. The performance period for the Fund commenced on the first day of the first full month of the Fund’s operation (April 1, 2006), and will consist of the current month plus the preceding months for the life of the Fund until 36 months is included in the performance period. Thereafter the performance period will consist of the current month plus the previous 35 months.

The maximum annualized performance adjustment rate is +/- 0.15% of the Fund’s average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee in accordance with the following chart:

Over/Under Performance Percentage (in basis points)	Annualized Adjustment Rate Relative to BXM Index as a percentage (in basis points)* of the Fund’s Average Net Assets
+/- 99 or less	0
+/- 100 or more	+/- 15

* Based on the difference between average annual “gross of fees” performance of the Fund and the BXM Index, rounded to the nearest basis point (.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the BXM Index over that period, even if the Fund had overall negative returns during the performance period.

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MADOX / Madison Institutional Equity Option Fund

These fees are deducted automatically from all accounts and are reflected in the daily price of the Fund. A discussion regarding the basis for the Board of Trustees approving the Fund’s advisory contract with us is available in the Fund’s semi-annual report to shareholders covering the period during which the contract was most recently approved.

Other Expenses. Under a separate Services Agreement with the Fund, we provide or arrange for the Fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. We also accrue for the fixed, direct expenses paid by the Fund for the compensation of the Fund’s Independent Trustees and its independent auditor. As of the date of this prospectus, this fee (including accrual for direct expenses) is limited to 0.20% on the first $500 million of average daily net assets and 0.15% on average daily net assets above $500 million. These fees are also deducted automatically from all accounts and are reflected in the daily price of the Fund.

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or “NAV”). This equals the total daily value of the Fund’s investments and other assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The Fund’s NAV is calculated at the close of the New York Stock Exchange each day that it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in the Fund in order to determine NAV. We obtain the market value from one or more established pricing services. The Fund maintains a “pricing committee” to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by the Fund, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Fund’s goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund’s net income, if any, is declared as dividends and distributed to shareholders at least annually. Any net realized capital gains will also be paid to shareholders at least annually as capital gains distributions.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to the Fund’s “Guide to Doing Business” for more information about dividend distribution options.)

Frequent Purchases and Redemptions of Fund Shares

General Rule. The Fund discourages investors from using it to frequently trade or otherwise attempt to “time” the market. As a result, we reserve the right to reject a purchase or exchange request for any reason.

Market Timing. The Fund’s policy is to block shareholders or potential shareholders from engaging in harmful trading behavior in the Fund described below. To accomplish this, we reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

In addition, we have written agreements in place with intermediaries who hold fund shares on behalf of others (brokers, banks, plan administrators, etc.). Our agreements give us the authority to identify third parties who invest in our funds through such intermediaries.

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MADOX / Madison Institutional Equity Option Fund

Identifiable Harmful Frequent Trading and Market-Timing Activity. The Fund identifies harmful trading activity as having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, a fund may be unable to invest its assets in accordance with the fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent (the Fund’s customer service department), increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing us from lowering them.

For all of the above reasons, we monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, we decline; when trades are attempted without such courtesy we make every effort to block them and prohibit any future investments from the source of such trades. We do not define market-timing by the frequency or amount of trades during any particular time period. Rather, we seek to prevent market-timing of any type that harms the Fund in the manner described above.

We do not currently impose additional fees on market timing activity, nor does the Fund restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. The Fund does not specifically define the frequency of trading that it will consider “market timing” because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Fund identifies any shareholder activity that causes or is expected to cause the negative results described above, the Fund will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave the Fund and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, we do not distinguish between shareholders that invest directly with the Fund or shareholders that invest with the Fund through a broker (either directly or through an intermediary account), an investment advisor or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by the Fund. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in the Fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing

16 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

Activity” regardless of the nature of the shareholder or method of investment in the Fund.

Because we discourage market timing in general, the Fund does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, the Fund cannot guarantee that it will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

The Fund will distribute to shareholders 100 percent of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the income of any fund may be taxed at the long-term capital gains rate (maximum rate of 15% as of the date of this prospectus). Dividends that constitute “qualified dividends” are also taxed at this rate. The Fund will inform shareholders of the nature of the Fund’s dividends (ordinary income, short-term gains, “qualified dividends” or long-term gains) in January each year when the Fund sends you your annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held. Income from a fund’s short-term capital gains (generated when a fund sells securities held for less than 12 months) and income generated from writing covered call options are taxed at ordinary income rates, rather than the 15% “qualified dividend” rate available to individual taxpayers. Distributions paid from any fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund’s transactions in options will significantly limit the Fund’s ability to pay ordinary income dividends that are treated as qualified dividend income.

For tax purposes, option premiums reduce the tax basis of the stock on which the option is written at the time the stock is called away. Thus, when called, the option premium received takes on the underlying stock’s long-term or short-term tax characteristics. For this reason, the Fund prefers not to write “in the money” options on stocks that have been held for less than a year so that the stocks are not called away until after they have been held in the Fund for at least a year. In this manner, the last option written on such stocks may generate long-term gains which are taxed at lower rates than short-term gains. Therefore, although income generated from writing covered call options may not be taxed at the 15% “qualified dividend” rate, a percentage of such income — representing the premiums received from the last option written on the stocks that have been in the Fund for at least a year and called away — may be taxable at the more favorable long-term gain rate instead of at ordinary income rates. However, options premiums received by the Fund with respect to any stock will continue to be taxed at short-term gains rates (ordinary income rates) regardless of how long the Fund has held the stock on which the option is written until that stock is finally called away from the Fund by the holder of that option.

Because the share price fluctuates for the Fund, if you redeem shares in the Fund, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemption proceeds. Any fine assessed against the Fund that results from

17 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

your failure to provide a valid social security or tax identification number will be charged to your account.

State and Local

At the federal as well as state and local levels, dividend income and capital gains are generally considered taxable income.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Grant Thornton LLP, whose report, dated February 20, 2009, along with the financial statements of the Fund, are included in the Fund’s annual report (which is available upon request).

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,		For the period March 31, 2006* through
	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$18.13	$21.18	$20.00
Investment Operations
Net investment income	0.15	0.13	0.10
Net realized and unrealized gain on investments and options transactions	(5.40)	(0.84)	1.44
Total from investment operations	(5.25)	(0.71)	1.54
Less distributions from:
Net investment income	(0.15)	(0.13)	(0.10)
Capital gains	(1.29)	(2.21)	(0.26)
Total distributions	(1.44)	(2.34)	(0.36)
Net Asset Value, End of Period	$11.44	$18.13	$21.18
Total Investment Return (%)	(29.91)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$4,642	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.79	0.95	0.94**
Ratio of net investment Income to average net assets (%)	0.69	0.65	0.83**
Portfolio turnover (%)	40	103	41

* Commencement of operations.

** Annualized.

18 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

Madison Institutional Equity Option Fund “ Guide to Doing Business”

Shareholder Account Transactions

Confirmations and Statements

Daily Transaction Confirmation

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, we may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions

The Fund has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. The Fund will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in the Fund.

How to Open A New Account

In compliance with the USA Patriot Act of 2001, we will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact us at 1-888-670-3600 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Initial Investment

Madison Institutional Equity Option Fund is available to investors for a minimum initial investment of $500,000. The $500,000 minimum may be satisfied when one or more related accounts are opened at the same time. An account is considered related when it is opened by or through the same retirement plan, corporation, individual, financial institution or other entity. The Fund reserves the right to lower the minimum initial investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

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MADOX / Madison Institutional Equity Option Fund

Maintenance Investment Balance

The Fund reserves the right to involuntarily redeem:

  individual accounts with balances that fall below $500,000 (as a result of shareholder activity and not market action).
  all related accounts when the value of all the accounts within any institutional relationship falls below $500,000 (as a result of shareholder activity and not market action).
  all related accounts if the average account size within any institutional relationship has a market value of less than $10,000 (as a result of shareholder activity and not market action).

For example, if an institution allocates $500,000 among one account with $400,000 and 49,999 accounts with $2, the average account size would be approximately $10 ($500,000 divided by 50,000) and would not meet the Fund’s maintenance balance requirements.

Prior to closing your account, we will give you 30 days written notice during which time you may increase your balance to avoid having your account(s) closed.

By Check

Open your new account by completing an application and sending it along with a check payable to the Madison Institutional Equity Option Fund as follows:

Regular Mail:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund will not accept money orders of any denomination or Cashier’s Checks.

By Wire

Please call the Fund before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

If you are making your first investment in the Fund, before you wire funds, we must have a completed account application. You can mail or overnight deliver your account application to us. You may also fax the account application by calling us at 1-888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you should give to your bank to send the wire. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Madison Institutional Equity
Option Fund
(Shareholder name, 405, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account and you are investing at least $500,000. You may also qualify to open an account by exchange if you are investing less than $500,000 if you are a member of an institutional relationship (retirement plan, for example) that satisfies the $500,000 requirement. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder’s state of residence.

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or “NAV”) are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by the Fund.

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MADOX / Madison Institutional Equity Option Fund

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to the Fund unpaid. In other words, we sometimes get checks that bounce. The Fund has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected” until the Fund determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $10,000 or more. The Fund reserves the right to lower the minimum subsequent investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

By Check

Please make your check payable to the Fund. Mail it along with an investment slip or, if you don’t have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund will not accept Cashier’s Checks, third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks for the purchase of shares.

By Wire

You should call the Fund before you wire money to ensure proper and timely credit. Your bank may charge you a fee for sending a wire to the Fund.

Please wire money to:

U.S. Bank, NA
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: US Bancorp Fund Services
Acct # 112-952-137
FFC: Madison Institutional Equity Option Fund
(Shareholder name, 405, and account number)

By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. The Fund will automatically credit your account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $10,000. You may change the amount or discontinue the automatic investment plan any time. The Fund does not charge for this service.

How to Redeem Shares

Redemption Price

Share prices (net asset values or “NAVs”) are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by the Fund.

Signature Guarantees

To protect your investments, the Fund requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

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MADOX / Madison Institutional Equity Option Fund

A signature guarantee helps the Fund ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000,

(2) the proceeds are to be delivered to someone other than you, as shareholder of record,

(3) the proceeds are to be delivered to an address other than your address of record, or

(4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected,” until the Fund determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section “Signature Guarantees” above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee

To stop payment on a redemption or distribution check, call our Shareholder Service department immediately.

Normally, the Fund charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Fund on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day’s notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See page 21 for signature guarantee requirements.

The Fund accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this “Guide to Doing Business.” Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee

Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from the Fund and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

22 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA, call us for a form that contains the required tax election provisions. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Distribution Options

The Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another account in the Madison Mosaic Funds family of mutual funds, (2) paid to you by check or (3) deposited directly to your bank account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, Madison Mosaic Equity Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000. The Fund is a series of Madison Mosaic Equity Trust.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call us and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section “How To Redeem Shares.”

Other Fees

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to the Fund. However, you can engage in any transaction directly with the Fund to avoid such charges.

Other Fees

The Fund reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

IRAs

The Fund can be used for retirement plan investments, including IRAs.

Traditional IRAs

Traditional Individual Retirement Accounts (“Traditional IRAs”) may be nondeductible or partially deductible. Traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-

23 / Prospectus / May 1, 2009

MADOX / Madison Institutional Equity Option Fund

free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

The Fund will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

The Fund will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

24 / Prospectus / May 1, 2009

Madison Mosaic Equtiy Trust has a Statement of Additional Information (SAI) that includes additional information about each fund in Madison Mosaic Equity Trust. Additional information about each fund’s investments will be available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust's funds during their last fiscal year. The SAI, the Trust’s annual and semi-annual reports and other information about the Trust are available without charge by calling 1-800-368-3195 and will be send to shareholders within three business days of request.  Use the shareholder service number below to make shareholder inquiries.

Please call our shareholder service department if you have any questions about any fund in Madison Mosaic Equity Trust or if you would like a copy of any written fund information. Additional information, including the Trusts's SAI and annual and semi-annual reports, is also available free of charge at the Madison Mosaic Funds Internet site at http://www.mosaicfunds.com

Finally, you can review and copy information about the Trust (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Madison Mosaic Funds
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600

SEC File Number 811-3615

Part B

Statement of Additional Information
Dated May 1, 2009
For use with the prospectuses of the
Madison Mosaic Equity Trust (Investors, Mid-Cap, Small/Mid-Cap, Balanced and Disciplined Equity Funds) dated May 1, 2009 and the
Madison Institutional Equity Option Fund dated May 1, 2009

Madison Mosaic Equity Trust

Investors Fund	Mid-Cap Fund	Small/Mid-Cap Fund	Balanced Fund	Disciplined Equity Fund
Madison Institutional Equity Option Fund

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Madison Mosaic Equity Trust (the “Trust”) bearing the date indicated above (the “Prospectus”). You can obtain a copy of the Prospectus from Madison Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Trust for the fiscal year ended December 31, 2008 appear in the Trust’s Annual Reports to shareholders for that period. The Reports are incorporated herein by reference. You can get a copy of the Reports at no charge by writing or calling Madison Mosaic Funds at the address and telephone number shown above. Audited Financial Statements for the Small/Mid-Cap Fund series of the Trust for the fiscal year ended December 31, 2009 will appear in the Trust’s Annual Reports to shareholders for that period.

TRUST HISTORY	2
DESCRIPTION OF THE TRUST (“Investment Objectives” and “Implementation of Investment Policies”)	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	6
Fundamental Policies	7
Disclosure of Portfolio Holdings	8
Proxy Voting Policy Disclosures	9
MANAGEMENT OF THE FUNDS (“Management”)
Management Information	12
Board of Trustees	13
Compensation	14
Code of Ethics	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES (“Fees and Expenses of the Funds” and “Management”)	15
PORTFOLIO MANAGERS	18
BROKERAGE ALLOCATION AND OTHER PRACTICES	21
CAPITAL STOCK AND OTHER SECURITIES	22
PURCHASE, REDEMPTION AND PRICING OF SHARES (“Guide to Doing Business,” “Pricing of Fund Shares” and “Dividends and Distributions”)	24
TAXATION OF THE TRUST (“Taxes”)	26
CALCULATION OF PERFORMANCE DATA (“Risk/Return Summary”)	27
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION (“Financial Highlights”)	28

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

Statement of Additional Information	Page 2
Madison Mosaic Equity Trust	May 1, 2009

TRUST HISTORY

Madison Mosaic Equity Trust (“the Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. It has six funds:

  the Investors Fund, continuing the operations of Bascom Hill Investors, Inc. which merged into the Investors Fund in June 1997. Before the merger, it was known as the Select Growth Fund;
  the Mid-Cap Fund (known as the “Mid-Cap Growth Fund” before January 1, 2002 and as the “Special Growth Fund” before May 12, 1997);
  the Balanced Fund, continuing the operations of Bascom Hill Balanced Fund, Inc. which merged into what was then known as the Equity Income Fund in June 1997;
  the Disciplined Equity Fund, known as the Foresight Fund prior to May 1, 2008, was an asset allocation fund prior to May 1, 2007 and an international emerging markets fund called the Worldwide Growth Fund prior to January 1, 1998;
  the Madison Institutional Equity Option Fund, with an inception date of March 31, 2006; and
  the Small/Mid-Cap Fund, with an inception date of December 31, 2008 (publicly available January 1, 2009).

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the funds when describing matters that affect all six funds.

The Trust was originally known as GIT Equity Trust. The Trust changed its name in May 1997. The name change followed the 1996 change of the advisor to the then-existing portfolios of the Trust to Madison Mosaic, LLC. On November 1, 2006, the Trust added the word “Madison” to its name.

DESCRIPTION OF THE TRUST

Classification.

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues six series of shares: Investors Fund shares, Mid-Cap Fund shares, Small/Mid-Cap Fund shares, Balanced Fund shares, Disciplined Equity Fund shares and Madison Institutional Equity Option Fund shares, each managed as a diversified fund.

Investment Strategies and Risks.

The Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Madison Institutional Equity Option Funds seek to achieve their investment objectives through diversified investments principally in equity securities, while the Balanced Fund seeks to achieve its investment objective through diversified investment in a combination of equity and fixed-income securities.

The investment objectives of the funds are described in the Prospectus. You should also read the Prospectus for information about each funds’ principal investment strategies and risks.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any fund, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. Covered Call Options.

We may write “covered call options” for each fund against any of its portfolio securities. These options contracts are sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the “strike price”) prior to a specified expiration date. Writing covered call options may increase the fund’s realized gains, because a fee (the “premium”) is received by the fund for each option contract written. However, unless the option contract is exercised, it has no other ultimate impact on the fund.

The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is “covered” it means that the Trust, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the fund may sell at the strike price securities it already holds in the portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised, we will normally be (1) forced to sell portfolio securities at a price below their current market value or
(2) required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a “closing purchase transaction”).

To the extent we write covered call options for any fund, we will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period before the option contract expires. We may close out call option contracts

Statement of Additional Information	Page 3
Madison Mosaic Equity Trust	May 1, 2009

written at any time in closing purchase transactions, but there is no assurance that we will be able to effect such transactions at any particular time or at an acceptable price. We will select all of the fund’s investments on a basis consistent with its investment policies, notwithstanding the potential for additional premium gains from option writing.

Options and Futures Risks

If we misgauge market values or other economic factors when engaging in a defensive strategy of investing in options or futures contracts, the fund may be worse off than had it not employed the defensive strategy. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the fund if it is not able to purchase or sell a portfolio holding at an optimal time. This can happen if it needs to cover its position or if there is no market for its position.

Tax-Related Risks

As a general rule, a fund will recognize short-term capital gains (taxed as ordinary income) upon the expiration of an option that it has written. Likewise, if a fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Because covered call writing is a principal strategy of the Madison Institutional Equity Option Fund, investors in that fund should refer to the more detailed description of tax-related matters related to covered call writing contained in the “Tax Risk” section of its prospectus.

2. When-Issued Securities.

We may purchase and sell securities for any fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

Fluctuations in the value of securities we agree to buy or sell on a when-issued basis may increase changes in a fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of a fund, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the fund could realize a gain or loss despite the fact that the original transaction was never completed.

When we purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If any fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the fund, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the fund outright. If we engage in reverse repurchase agreement transactions for any fund, we will take steps to protect the fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

Statement of Additional Information	Page 4
Madison Mosaic Equity Trust	May 1, 2009

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the fund’s overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

Any loans by the Trust of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission and under procedures adopted by the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, we will consider the creditworthiness of the borrowing institution. We will not enter into any securities lending agreement having a duration of greater than one year.

5. American Depository Receipts.

We may invest in American Depository Receipts (“ADRs”). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The ADR represents the depository bank’s guarantee that it holds the underlying securities.

We may invest in an ADR in lieu of trading in the underlying shares on a foreign market. ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

6. Convertible Securities.

In addition to other equity securities, we may invest in “convertible securities.” Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock. At the same time, they often enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond’s maturity.

We anticipate that convertible securities will represent less than 25% of any fund’s total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described for commercial paper below. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

7. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we

Statement of Additional Information	Page 5
Madison Mosaic Equity Trust	May 1, 2009

take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Fund had not entered into any such contracts.

8. Foreign Securities.

We may invest a portion of the Trust’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Fund to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

9. Securities with Variable Interest Rates.

Some of the securities we purchase for the Balanced Fund may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

10. Short-Term Investments.

The “short-term investments” we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;
(2) obligations of banks having total assets of $750 million or more;
(3) commercial paper having one of the top three quality ratings descried below;
(4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and
(5) repurchase agreements secured by any of the foregoing securities.

“U.S. Government securities” are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the U.S. Treasury, while others do not.

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Madison Mosaic Equity Trust	May 1, 2009

Bank obligations eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund’s total assets.

“Commercial paper” describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see “Quality Ratings” at the end of this Statement of Additional Information).

Fund Policies.

1. Derivatives

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust since assuming management of the Trust.

It is our policy never to invest in any other type of so-called “derivative” securities (including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Options Contracts

We will not sell the securities covering an option contract written prior to its expiration date unless we purchase substitute covering securities or unless the contract written is first offset in a closing purchase transaction. Except as disclosed in the Prospectus of the Madison Institutional Equity Option Fund, we will not write additional option contracts if more than 25% of the assets of any fund other than the Madison Institutional Equity Option Fund would then be required to cover the options written.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of any fund’s net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust’s Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust’s rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a fund’s total assets.

6. Bond Quality Classifications.

We only purchase “investment grade” securities for the Balanced Fund. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.)

Investment grade securities can be further classified as either “High Grade” or “Medium Grade.” As used in this Statement of Additional Information, “High Grade” securities include U.S. Government securities and those municipal securities which are rated AAA, AA, A-1; SP-1 by Standard & Poor’s Corporation; Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1; or VMIG-2 by Moody’s Investors Service, Inc. “Medium Grade” municipal securities are those rated A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor’s; A, Baa, P-2, P-3, MIG-3; or VMIG-3 by Moody’s. For unrated securities, we may make our own determinations of those investments we classify as “High Grade” or “Medium Grade,” as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies. Our quality classification procedure is subject to review by the Trustees.

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Within the established quality parameters, we are free to select investments for each fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you will receive 30 days’ written notice.

Except for the fundamental investment limitations placed upon the Trust’s activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust’s or a fund’s name might be required. There can be no assurance that the Trust’s present objectives will be achieved.

Fundamental Policies.

The Trust has a number of limitations on its investment activities designated as “Fundamental Policies.” These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust’s shareholders.

1. Illiquid Investments.

With respect to any fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 15% of any fund’s net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).

2. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

3. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

4. Industry Concentration.

In purchasing securities for any fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

5. Financial Futures Contracts.

We will not purchase or sell futures contracts for any fund if immediately afterward the sum of the amount of margin deposits of the fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund’s total assets.

6. Borrowing and Lending.

We will not obtain bank loans for any fund except for extraordinary or emergency purposes in conformance with the Investment Company Act of 1940, as amended, and the regulations thereunder. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any fund in amounts up to 25% of the fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

7. Underwriting

The Trust may not act as an underwriter nor engage in underwriting activities.

8. Other Prohibited Activities.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a fund's net assets may be held as collateral for such sales (this does not apply to the covered call writing strategy of the Madison Institutional Equity Option Fund).

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  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Trust.
  We will not invest in oil, gas or other mineral exploration or development programs. This does not prevent us from investing in securities of companies engaged in the oil, gas or mineral exploration industries or, for the Small/Mid-Cap Fund, investing in exchange traded funds in those industries, subject to applicable limitations on investments in other investment companies.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.
  We will not invest in real estate for any fund. This does not prevent us from buying securities for any fund that are secured by real estate. This does not prevent us from buying securities for the Fund that are secured by real estate or in securities such as Real Estate Investment Trusts.
  Except for the Small/Mid-Cap Fund, we will not acquire shares of other investment companies for any fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances: (1) such investment by any one issuer cannot exceed 5% of net assets; (2) such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization. For the Small/Mid-Cap Fund, we will not acquire shares of other investment companies to the extent: (1) such investment by any one issuer would exceed 5% of net assets; (2) such investments in the aggregate would exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating any fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by fund securities, whether directly or by conversion or exchange rights.

Disclosure of Portfolio Holdings.

Application of Policies and Procedures.

We may disclose portfolio holdings under a variety of circumstances. Except as disclosed below under “Ongoing Arrangements,” we apply our policies and procedures regarding disclosure of the Trust’s portfolio holdings uniformly to all categories of persons. The conditions or restrictions placed on such disclosures are described in that section.

Frequency of Disclosures.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures shall be made until five business days have passed since the end of the period for which disclosure is made (i.e. a week after any month or quarter end). Our policy is that if the officers of the Trust determine that shareholder interest will not be compromised by public disclosure sooner than five business days, the Chief Compliance Officer may approve earlier public disclosure.

Policies Regarding Compensation with respect to Disclosure of Information

The Trust does not receive compensation, directly or indirectly, in connection with the disclosure of its portfolio holdings to any person.

Authorization of Disclosures, Conflicts of Interest and Oversight

Our policies regarding portfolio holdings disclosure are part of our overall compliance procedures subject to review by our Chief Compliance Officer and approval by the Trust’s Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary. In this manner, the Trust seeks to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Trust’s investment advisor or its affiliates.

After our Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with our compliance procedures described in this section, the officers of the Trust may authorize disclosure of a Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the applicable Fund’s Internet site as stated above and below, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Trust’s distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority (FINRA).

Accessibility of Disclosures.

On a monthly basis, all fund portfolio holdings information is posted for the Investors, Mid-Cap, Small/Mid-Cap, Balanced and Disciplined Equity Funds (the “Madison Mosaic Funds”),

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together with the number of shares/par value. However, for the Small/Mid-Cap Fund, portfolio holdings information is posted quarterly and not monthly. We may also include an annotation regarding additions to or deletions from the list of portfolio holdings from the previous information posted.

We also post “fund summaries” for each Madison Mosaic Fund to our Internet site quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Madison Mosaic Fund’s complete portfolio schedule filed with the SEC quarterly on Forms N-CSR and N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Forms N-CSR and N-Q (subject to the five business day rule described above). Madison Mosaic Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the fund.

The Madison Institutional Equity Option Fund will post top 10 fund holdings to its Internet site on a quarterly basis. Complete portfolio holdings will be disclosed only on Forms N-CSR and N-Q filed quarterly with the SEC. The semi-annual reports contained in Form N-CSR will also be posted to the madisonfunds.com Internet site.

Other Information.

Finally, we may provide information in marketing materials that include a discussion of changes to the portfolio during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of our “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Mosaic Funds Internet site no later than such information is made to any other third party. In this manner, we seek to avoid the appearance that we are making any “selective” disclosures about any fund to any party in any manner that would provide any financial advantage to the person receiving such information.

On-going Arrangements.

There may be situations where selective disclosure is in the interests of fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by our Chief Compliance Officer and (2) any applicable disclosures about such ongoing program are made in this Statement of Additional Information and (3) we have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. (4) The Chief Compliance Officer shall make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides us with the representations described above, we will not provide portfolio information to independent third party reporting agencies until such information is publicly available. As of the date of this document, we provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

As of the date of this document, the Trust has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

  US Bank, pursuant to the Trust's Custodian Agreement, where all Trust portfolio transactions settle. Each fund's portfolio information is reconciled with its custody accounts daily.
  Grant Thornton LLP, the Trust's independent registered public accountant, whereby the Trust's portfolio holdings information is provided in connection with the preparation of the Trust's audited financial statements. Disclosure would not normally be made except at the end of each fiscal year.
  Pixel Typesetting, a company we may use to format some of the portfolio holdings disclosures described above. Disclosures may be made as often as monthly in order to prepare marketing materials for public disclosure.
  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance, support and business continuity services for the Trust and its affiliates. The Trust does not make specific disclosures of any particular information to this vendor.
  Linedata Services, formerly known as Global Investment Systems, the licensor of the Trust's portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software. The Trust does not make specific disclosures of any particular information to this vendor.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information as described above. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, our firm and its employees and affiliates do not receive any compensation or other consideration in connection with such arrangements.

Of course, the Trust will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of our firm and its affiliates who may have access to portfolio information are subject to our Code of Ethics and rules to prevent insider trading.

Proxy Voting Policy Disclosures.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio

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securities. Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

  Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)
  If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?
  Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)
  Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their

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recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts

As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

  If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.
  On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

ERISA requires us, when we are responsible for voting proxies:

  To maintain voting records for review by the named fiduciary of the plan; and
  Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy

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Madison Mosaic Equity Trust	May 1, 2009

statements we received if they are available on the SEC’s EDGAR database.

We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in non-voting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.

MANAGEMENT OF THE FUNDS

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Park Bank, FSB.
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996

Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

Interested Trustee

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Capitol Bank, FSB; American Riviera Bank.

Officers

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None

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Madison Mosaic Equity Trust	May 1, 2009

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992

Principal of Mosaic Funds
Distributor, LLC; General Counsel and Chief Compliance Officer for the Advisor, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an “interested person” of the Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund’s affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust’s independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees established three standing Committees to help manage the Trust. The first is the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust’s annual audit, but the Committee may meet more often as necessary. The Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees. The Committee met four times during the Trust’s last fiscal year.

The second standing committee is the Nominating and Governance Committee. The functions of this committee had formerly been handled by the Audit Committee. The members of the Audit Committee and the Nominating and Governance Committee are the same people. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation. Finally, the Committee is responsible for periodically reviewing the effectiveness of the Board. The Committee met four times during the Trust’s last fiscal year.

The third standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust’s daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Ms. Frank and Messrs. Berberet, Hoppe and Sekelsky (see the above chart under “Management Information”) and Messrs. David Halford and Paul Lefurgey, both Vice Presidents of Madison Investment Advisors, Inc. The Committee reported to the Board four times during the Trust’s last fiscal year.

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The Trustees’ ownership interests in Madison Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Madison Mosaic Fund Family
Philip Blake	Over $100,000	Over $100,000
Frank Burgess	Over $100,000	Over $100,000
James Imhoff	Over $100,000	Over $100,000
Lorence Wheeler	Over $100,000	Over $100,000

Ownership interests are as of December 31, 2008.

Compensation.

The compensation of each non-interested Trustee has been fixed at $13,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each fund’s total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake	$13,000	$24,000
Frank E. Burgess	0	0
James R. Imhoff, Jr.	$13,000	$24,000
Lorence D. Wheeler	$13,000	$24,000

*The Madison Mosaic Funds complex is comprised of 4 open-end investment company trusts with a total of 13 funds and/or series and one closed-end investment company trust.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of The Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally prevent our personnel from trading in the actual securities purchased or held by the Trust when there is any likelihood that the Trust could be trading such securities, but they may trade in other securities. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders of record that held five percent or more of the Trust were: For the Investors Fund – National Financial Services, LLC for the benefit of customers, 200 Liberty Street, One World Financial Center, New York, NY 10281 (12%) and Charles Schwab & Co. for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (14%); for the Mid-Cap Fund – Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (44%), National Financial Services, LLC for the benefit of customers, 200 Liberty Street, One World Financial Center, New York, NY 10281 (10%) and Citigroup Global Markets Inc for the benefit of customers, 333 W 34th St, New York, NY 10001 (7%);; for the Balanced Fund – National Financial Services, LLC for the benefit of customers, 200 Liberty Street, One World Financial Center, New York, NY 10281 (8%) and Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (7%); for the Disciplined Equity Fund – Madison Investment Advisors Inc Profit Sharing Plan FBO Frank E. Burgess, 550 Science Drive, Madison, WI 53711 (25%), Madison Investment Advisors, Inc. ESOP FBO Michael Schlageter, 550 Science Drive, Madison, WI 53711 (8%) and Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (7%); for the Madison Institutional Equity Option Fund – Center Mutual Insurance Company, P.O. Box 365, Rugby, ND 58368 (16%), Frank E. Burgess, of the same address as the Trust (15%), Partners Mutual Ins Co, 20935 Swenson Dr, Waukesha, WI 53186 (15%), J & F Rosevear, 5013 Lake Mendota Dr, Madison, WI (10%), Ronald McDonald House Charities of Madison, 2716 Marshall Ct, Madison, WI 53705 (9%) and US Bank NA Cust A Myers IRA, 1010 Kettle Ct, Verona, WI (6%); and for the Small/Mid-Cap Fund – Madison Investment Advisors, Inc. of the same address as the Trust (53%), Madison Investment Advisors, Inc. ESOP FBO Michael Schlageter of the same address as the Trust (13%); Madison Investment Advisors, Inc. ESOP FBO Jay Sekelsky of the same address as the Trust (13%) and Madison Investment Advisors, Inc. ESOP FBO Katherine Frank of the same address as the Trust (8%).

As of March 31, 2009, the Trustees and officers of the Trust and the Advisor, directly or indirectly as a group owned 58% of the Disciplined Equity Fund, 19% of the Madison Institutional Equity Option Fund, 100% of the Small/Mid-Cap Fund less than 14% of the Investors Fund, less than 5% of the Mid-Cap Fund and less than 3% of the Balanced Fund. Charles Schwab, due to its percentage ownership on behalf of its customers, is considered to control the Mid-Cap Fund. Frank Burgess is considered to control the Disciplined Equity Fund. Madison Investment Advisors, Inc. is considered to control the Small/Mid-Cap Fund.

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Madison Mosaic Equity Trust	May 1, 2009

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

When we refer to ourselves as the investment advisor to the Madison Mosaic Funds, we are Madison Mosaic, LLC, 550 Science Drive, Madison, WI 53711. When we refer to ourselves as the investment advisor to the Madison Institutional Equity Option Fund, we are Madison Asset Management, LLC, also at 550 Science Drive, Madison, WI 53711.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison also operates Madison Scottsdale in Scottsdale, Arizona and controls Concord Asset Management, LLC in Chicago, Illinois.

We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls both Madison Mosaic and Madison Asset Management (see “Management Information” above).

Madison formed Madison Mosaic in 1996 for the purpose of providing investment management services to the Madison Mosaic family of mutual funds, including the then existing portfolios of the Trust. We purchased the investment management assets of the former advisor to the Trust on July 31, 1996. We also serve as the investment advisor to Madison Mosaic Income, Tax-Free and Government Money Market Trusts. Madison’s recently formed Madison Asset Management subsidiary is responsible for managing Madison’s options-related funds, including the Madison Strategic Sector Premium Fund, the Madison/Claymore Covered Call and Equity Strategy Fund (both are closed-end investment companies) and the Madison Institutional Equity Option Fund series of the Trust.

For the fiscal years ended December 31, 2008, 2007 and 2006, aggregate advisory fees paid were as follows: Investors
Fund – $317,846, $1,102,772 and $960,755, respectively; Mid-Cap Fund – $916,308, $1,132,103 and $1,066,118, respectively; Balanced Fund – $92,460, $112,390 and $123,128, respectively; Disciplined Equity Fund – $29,803, $32,971 and $28,223, respectively and Madison Institutional Equity Option Fund – $59,803, $91,321 and $44,580, respectively.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust’s broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the “Distribution Agreement” section below). The Distributor is a wholly owned subsidiary of Madison. The Distributor maintains a branch office at our offices in Madison, Wisconsin.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic or Madison Asset Management, as wholly owned subsidiaries of Madison) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust’s operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust’s required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940. The agreement for the Madison Mosaic Funds was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July. The agreement for the Madison Institutional Equity Option Fund was approved by the initial shareholder of the Trust for an initial two year term on the inception date of the Fund and most recently renewed for another year last February.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days’ written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations for Balanced, Disciplined Equity, Investors, Mid-Cap and Small/Mid-Cap Funds. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.75% per year of average daily net assets for the Balanced, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds and for the first $100 million in the Investors Fund. The fee is 0.60% for amounts over $100 million in the Investors Fund. Except as described for the Investors Fund, such percentage does

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Madison Mosaic Equity Trust	May 1, 2009

not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

Investment Advisory Fees and Expense Limitations for Madison Institutional Equity Option Fund. For our services under the Investment Advisory Agreement for the Madison Institutional Equity Option Fund ( “MADOX”), the base fee of MADOX will equal 0.75% per year of the average daily net assets. The base fee is then adjusted based upon the MADOX’s average annual performance during the performance period, calculated gross of Management Fees and Other Expenses, compared to the average annual performance of the Chicago Board Options Exchange BuyWrite Monthly Index (“BXM”) over the same time period. The performance period for MADOX commenced on the first day of the first full month of MADOX’s operation (April 1, 2006), and will consist of the current month plus the preceding months for the life of MADOX until 36 months is included in the performance period. Thereafter the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of MADOX over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the last month of the performance period and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee and accrued daily in the month following the performance period as referenced in the chart below:

Over/Under Performance Percentage (in basis points)	Annual Adjustment Rate Relative to BXM Index as a percentage (in basis points)[1] of MADOX’s Average Net Assets
+/- 99 or less	0
+/- 100 or more	+/- 15

class="x8mp">1 Based on the difference between average annual gross performance of MADOX and the BXM Index, rounded to the nearest basis point (.01%).

For example, assume that MADOX has average net assets of $500 million and has a base fee of .75 of 1% (75 basis points) of the fund’s average daily net assets. Also assume that the fund had average net assets during the performance period of $500 million. The following examples demonstrate the effect of the performance adjustment, assuming the last month of the performance period was 30 days in various market environments, including situations in which MADOX has outperformed, underperformed, and approximately matched the BXM Index:

EXAMPLES

	1	2	3	4	5	6
MADOX Gross Performance (a)	6.80%	4.00%	4.30%	(7.55%)	(-5.20%)	(3.65%)
BXM Index Performance (a)	4.75%	5.15%	4.70%	(8.55%)	(-3.75%)	(3.50%)
Over/Under Performance (b)	+ 205	-115	- 40	+ 100	- 145	- 15
Annual Adjustment Rate (b)	+ 15	- 15	0	+ 15	- 15	0
Monthly Adjustment Rate (c)	.0123%	(.0123%)	n/a	.0123%	(.0123%)	n/a
Base Fee for Month	$308,219	$308,219	$308,219	$308,219	$308,219	$308,219
Performance Adjustment	$61,644	$(61,644)	0	$61,644	$(61,644)	0
Monthly Fee	$369,863	$246,575	$308,219	$369,863	$246,575	$308,219
(a) Average annual performance over a performance period (b) In basis points (c) Annual Adjustment Rate divided by 365 (divided by 366 in a leap year), multiplied by 30, and stated as a percentage

MADOX measures its investment performance by comparing the beginning and ending redeemable value of an investment in MADOX during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period and calculated as if the Management Fee and Other Expenses were not deducted. The BXM Index uses this same methodology when it measures the investment performance of the component securities within the BXM Index. Because the adjustment to the base fee is based upon MADOX’s performance compared to the investment record of the BXM Index, the controlling factor as to whether a performance adjustment will be made is not whether MADOX’s performance is up or down, but whether it is up or down more or less than the record of the BXM Index. Moreover, the comparative investment performance of MADOX is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

All Funds. We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust’s various promotional expenses (including distributing Prospectuses to potential shareholders).

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Madison Mosaic Equity Trust	May 1, 2009

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust’s funds available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

Except as described below, the Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for the Trust's independent registered public accountants.
  Arranging for and paying the Trust's legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.
  Independent Trustee expenses.

We provide all these services to each fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust’s applicable Prospectus. We arrange for payment of certain fees and expenses (i.e. Trustee compensation and independent accountant fees) to be paid directly by the Trust, rather than passing such costs through the fee we are paid.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. Madison Mosaic also provides such services to Madison Mosaic Income, Tax-Free and Government Money Market Trusts and Madison Investment Advisors provides such services to the Madison Strategic Sector Premium Fund. Madison Asset Management provides such services to the Madison Institutional Equity Option Fund. All three entities share the same personnel and resources.

Under the Services Agreements, we appointed US Bancorp Fund Services (see “Other Service Providers,” below), as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of the Trust’s funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not “interested persons,” as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust’s shares without a sales charge to the investor. The Distributor may act as the Trust’s agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund’s shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust’s shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust’s Custodian, for the Trust to be audited annually by independent registered public accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreements with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the “Transfer Agent”), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust’s shares.

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Madison Mosaic Equity Trust	May 1, 2009

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Registered Public Accounting Firm.

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, IL 60604, serves as independent registered public accounting firm to the Trust.

PORTFOLIO MANAGERS

Other Accounts Managed.

The Trust’s portfolio managers identified in the Trust’s prospectuses are (in alphabetical order) Christopher Berberet, Frank Burgess, Richard Eisinger, Matt Hayner, Paul Lefurgey and Jay Sekelsky. As of the end of the Trust’s most recent fiscal year, these portfolio managers were also members of the teams responsible for the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Christopher Berberet	Registered investment companies	8*	$103 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 6 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified
Frank Burgess	Registered investment companies	3*	$214 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	None	Not applicable	None identified
Richard Eisinger	Registered investment companies	6*	$130 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites*	$312 million in separate accounts; $1,890 million in wrap accounts	None identified

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Madison Mosaic Equity Trust	May 1, 2009

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Matt Hayner	Registered investment companies	6*	$130 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites*	$312 million in separate accounts; $1,890 million in wrap accounts	None identified
Paul Lefurgey	Registered investment companies	6*	$53 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 6 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified
Jay Sekelsky	Registered investment companies	6*	$130 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	260 separately managed client accounts including individuals, institutions and municipalities and 44 wrap account subadvisory relationships involving 3 model composites*	$312 million in separate accounts; $1,890 million in wrap accounts	None identified

*The advisory fee was not based on the performance of any of these accounts except for the fulcrum fee applicable to the Madison Institutional Equity Option Fund described on page 15-16 above.

Compensation.

Equity Manager Compensation (Applicable to Messrs. Eisinger, Hayner and Sekelsky)

All compensation is measured and paid on an annual, calendar year basis. Compensation consists of base salary and, where indicated below, incentive compensation (performance bonus). The incentive pool described in the chart below is calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods. Incentive compensation earned is paid out over a three year period. Over the course of a market cycle, such as from 2003 through 2008, when we have experienced both outperformance and underperformance, the percentage earned of the total pool has ranged from nothing to 75% and has averaged less than 50%. Performance bonus amounts increase in proportion to benchmark outperformance during the applicable one and three year periods.

Fixed-Income Manager Compensation (Applicable to Messrs. Berberet and Lefurgey)

All compensation is measured and paid on an annual, calendar year basis except for incentive compensation which is measured 70% on current year performance and 30% on three year annualized performance. The incentive compensation described below that is earned in any one year is paid out over the course of three years so that if a portfolio manager leaves our employment, he or she forfeits a percentage of his or her incentive compensation. Incentive compensation is derived from a performance “pool” calculated at the onset of any year as a percentage of revenue generated from fixed-income accounts managed by our firm, including the fixed-income component of the Balanced Fund series of the Trust. Each individual member of the fixed-income team is eligible for a percentage of the pool based on his or her contribution to the firm’s investment strategy and process. The percentage is determined by the team’s lead fixed-income manager. The actual incentive amount upon

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Madison Mosaic Equity Trust	May 1, 2009

which the percentage is multiplied is based upon the relative performance of each of fixed-income portfolio composite, on an asset weighted basis, to the applicable benchmark, as described in the table below.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the “Other Accounts” mentioned in the chart above)
Christopher Berberet and Paul Lefurgey

We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary and, in addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Madison Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm’s fixed-income management team that is based on the performance of the firm’s various fixed-income composites measured against the applicable Barclays Capital index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.
Frank Burgess

We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. The manager is the controlling shareholder of Madison Investment Advisors, Inc. and, in addition to basic salary, participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Madison Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

		Not applicable.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.
Jay Sekelsky, Richard Eisinger and Matt Hayner

We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary and, in addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Madison Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm’s equity management team that is based on the performance of the firm’s Core and Mid-Cap Equity composites measured against the S&P 500 and the Russell Midcap indices, respectively, as benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

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Madison Mosaic Equity Trust	May 1, 2009

Ownership of Securities.

As of December 31, 2008, the portfolio managers beneficially owned the following amounts among the Trust’s funds:

Name of manager	Equity Trust fund owned	Range of ownership interest
Christopher Berberet	Investors Fund	$100,001 - $500,000
Christopher Berberet	Mid-Cap Fund	$50,001 - $100,000
Frank Burgess	Small/Mid-Cap Fund	$100,001 - $500,000*
Frank Burgess	Mid-Cap Fund	Over $1,000,000
Frank Burgess	Investors Fund	$100,001 - $500,000
Frank Burgess	Disciplined Equity Fund	Over $1,000,000
Frank Burgess	Madison Institutional Equity Option Fund	$500,001 - $1,000,000
Richard Eisinger	Investors Fund	$50,001 - $100,000
Richard Eisinger	Mid-Cap Fund	$100,001 - $500,000
Matt Hayner	Investors Fund	$10,001 - $50,000
Matt Hayner	Mid-Cap Fund	$10,001 - $50,000
Paul Lefurgey	Investors Fund	$1 - $10,000
Paul Lefurgey	Disciplined Equity Fund	$10,001 - $50,000
Jay Sekelsky	Investors Fund	$500,001 - $1,000,000
Jay Sekelsky	Mid-Cap Fund	$100,001 - $500,000
Jay Sekelsky	Disciplined Equity Fund	$10,001 - $50,000
Jay Sekelsky	Small/Mid-Cap Fund	$50,001 – $100,000*
*As of March 31, 2009

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its most recent fiscal years the Trust paid aggregate brokerage commissions as follows (rounded to the nearest thousand): $321,000 for the fiscal year ended December 31, 2008; $317,000 for the fiscal year ended December 31, 2007; and $382,000 for the fiscal year ended December 31, 2006.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with us and any statistical, research or other services the dealer provides us including payment for our use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Trust brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by us for the benefit of all members of the Madison Mosaic family of mutual funds and by other clients of Madison. Therefore, the Trust may not be our only client that benefits from our receipt of research and brokerage from the brokers and dealers the Trust uses for its trading needs. However, as a policy matter, we will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than we would pay to any other full-service institutional broker that did not provide such benefits. We consider brokerage and research benefits earned through soft dollars in determining whether we are obtaining best execution of securities transactions for the Trust. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist us in our “investment decision-making process” and not in the management of our firm. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools we use in rendering investment advice to the Trust and our other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps us decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects our decision-making process regarding that security.

We may receive from brokers products or services which are used by us both for research and for administrative, marketing or other non-research purposes. In such instances, we make a good faith effort to determine the relative proportion of our use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. We pay the remaining portion of the cost of obtaining the product or service in cash from our own resources.

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Madison Mosaic Equity Trust	May 1, 2009

Although we believe that all clients of our firm and its affiliates, including the Trust, benefit from the research received by us from brokers, we may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

In addition to transactions on which we pay commissions, we may also engage in portfolio transactions directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Finally, in some situations we may execute a transaction with one broker and settle the transaction with another broker. This use of “step-outs” allows us to decouple – to some extent – execution services from research services. In other words, we may execute a transaction with an “execution” broker and step-out the transaction – and related commissions – to a broker who provides research services to book and settle the transaction.

In our efforts to achieve best execution of portfolio transactions, we may trade securities by utilizing electronic marketplaces or trading platforms. Some of these electronic systems may impose additional service fees or commissions. The applicable fund may pay these fees directly to the provider of the service or these fees may be included in the execution price of a security. Our intention is that we will only use such systems and incur such fees if we believe that doing so helps us to achieve the best execution of the applicable transaction, taking into account all relevant factors under the circumstances. For example, we will consider the speed of the transaction, the price of the security, the research we receive (in equity transactions effected in this manner), our ability to block the transaction and other factors discussed in this section.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust’s interests. If we trade through an affiliated broker, we will observe four requirements: (1) the transaction must be in the ordinary course of the broker’s business; (2) the transaction cannot involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust’s trading activity. No such transactions are anticipated currently.

Portfolio Turnover. We do not expect to engage in short-term trading for the any fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales. The Madison Institutional Equity Option Fund may be subject to higher turnover rates as securities upon which calls are written are called away. The risks and considerations regarding its investment policies are described in its prospectus.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust’s obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Six series of the Trust’s shares are currently authorized: Investors Fund shares, Mid-Cap Fund shares, Small/Mid-Cap Fund shares, Balanced Fund shares, Disciplined Equity Fund shares and Madison Institutional Equity Option Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust’s selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund’s fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is

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voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust’s shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor’s fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Trust’s Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to

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shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The applicable “ Guide to Doing Business” describes the basic procedures for investing in the Trust. The Guide for the five Madison Mosaic Fund series of the Trust is a separate document incorporated by reference in the prospectus for those funds and the Guide for the Madison Institutional Equity Option Fund is included in that fund’s single prospectus document. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that fund. Since the Trust does not charge a “sales load,” its shares are both offered and redeemed at NAV.

Market Value. We determine the market value of each fund’s securities in a number of ways. If current market quotations are readily available for a security, we value it at the applicable market’s official closing price or, if none, at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair market value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

Valuation of Covered Call Options. If we write call options for a fund, the premium received is reflected on the Trust’s books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Trust reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received. The deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Trust recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

Shares in all funds are priced by rounding to the nearest penny. NAV of shares in each fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated “Guide to Doing Business.”

Anti-Money Laundering Program.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust’s minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic’s quarterly shareholder newsletter. We may also waive the minimum for accounts established through certain institutional relationships.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research

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and copying requests. Mosaic’s standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust’s minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason.

We may at any time suspend all new investment in any fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a fund’s net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be accepted.

Cashier’s Checks and Money Orders.

The Trust will not accept Money Orders of any denomination. The Trust will not accept Cashier’s Checks for amounts less than $10,000.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your account will normally have all accrued dividends included. However, when an account is closed, we may make payment

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by check of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Identification Required.

We reserve the right, when we deem such action necessary to protect the interests of Trust shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Payments in Kind.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust. However, the Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become “lost” in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. They are not actually paid in the form of additional shares of the Trust credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Substantially all of each fund’s accumulated net income is declared as dividends each business day. We calculate accumulated net income for each fund just prior to calculating the fund’s net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of dividends quarterly. For tax purposes, you will also receive an annual summary of dividends paid by your fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a “regulated investment company” and avoid fund-level federal income tax under the Internal Revenue Code (the “Code”), each fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

Federal Income Tax. As a shareholder, you will be subject to federal income tax on any ordinary net income and net capital gains realized by your fund and distributed to you as regular or

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capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by your fund during October, November or December of any calendar year and paid to you before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

We can sell any securities held by a fund or which we have committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales.

If you receive dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

Since normally at least 65% of the Investors and Mid-Cap Growth Fund’s assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by each Fund is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received). A percentage of the dividends paid by the Balanced, Disciplined Equity and Institutional Equity Option Funds may also be eligible for this deduction.

28% Withholding.

You may be subject to a 28% withholding requirement on transactions with the Trust in certain circumstances: (1) if you fail to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust’s funds with similar funds (and to market indices and other investment or savings vehicles) we calculate total returns for each fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the fund’s share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Total return quotations as of the end of the Trust’s most recent fiscal year are presented in the Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor’s Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron’s, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds. Financial news is broadcast by various radio and television media. We may also disclose the contents of each of the Trust’s portfolios as frequently as daily in advertisements and elsewhere.

Lipper Analytical Services, Inc. compares the performance of the Investors Fund to mutual funds categorized as “Multi-Cap Core funds”; the performance of the Balanced Fund is compared to mutual funds in the Mixed Allocation Target Allocation Growth category; the Mid-Cap Fund is compared to mutual funds categorized as a “Mid-Cap Value” fund; the Disciplined Equity Fund is compared to mutual funds categorized as “Multi-Cap Core” funds; and the Madison Institutional Equity Option Fund

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is compared to mutual funds categorized as “Multi-Cap Growth” funds. If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories.

Average Maturities. We do not calculate average maturity information for the Trust.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited financial statements for each of the funds of the Trust together with the Report of Grant Thornton LLP, Independent Registered Public Accounting Firm for its most recent fiscal year end appear in the Trust’s Annual Reports to shareholders for that fiscal year. That report is incorporated herein by reference. The report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust’s important documents and contracts to interested persons upon request, or you can obtain them from the SEC’s Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

Part C
May 1, 2009
Madison Mosaic Equity Trust

Item 23. Exhibits

Included in Part A: Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on February 27, 2009, and incorporated herein by reference are the Trust's Annual Reports to shareholders for the fiscal year ended December 31, 2008.

Included in such reports to shareholders are: Report of Grant Thornton LLP, Independent Registered Public Accounting Firm, Statements of Assets and Liabilities, including the Portfolios of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C:  Consent of Independent Registered Public Accounting Firm

Exhibit	Description of Exhibit
a	Articles of Incorporation*
b	By-Laws*
c	Not Applicable
d	Investment Advisory Contract*
e	Distribution Agreement*
f	Not Applicable
g	Custodian Agreement*
h	Services Agreement* (amendment filed herewith) and Transfer Agent Agreement*
i	Legal Opinion*
j	Consent of Independent Registered Public Accounting Firm (filed herewith)
k	Not Applicable
l	Not Applicable
m	Not Applicable
n	Not Applicable
o	Reserved
p	Code of Ethics*

* Previously filed by Registrant via EDGAR.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Madison Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds"). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Director	President and Director of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Katherine L. Frank	President	Managing Director of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Jay R. Sekelsky	Vice President	Managing Director of Madison Investment Advisors, Inc. of the same address as the Trust
Chris Berberet	Vice President	Managing Director of Madison Investment Advisors, Inc. of the same address as the Trust
Greg Hoppe	Vice President	Associated person of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258
W. Richard Mason	Secretary and CCO	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and General Counsel and CCO of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Madison Mosaic Tax-Free, Government Money Market and Income Trusts. It is a wholly owned subsidiary of Madison Investment Advisors, Inc.

(b)

Name and Principal Business Address	Position and Offices with Underwriters	Position and Offices with Registrant
W. Richard Mason, 8777 N. Gainey Center Dr., Scottsdale, AZ 85258	Principal, CCO and Financial Operations Principal	Secretary and CCO
Greg Hoppe, 550 Science Drive, Madison, WI 53711	Registered Representative	CFO

(c) Not Applicable

28. Location of Accounts and Records.  Most books, records and accounts of the Registrant will be maintained at 550 Science Drive, Madison, WI 53711, at which address are located the offices of the Registrant, Madison Investment Advisors, Inc., Madison Asset Management, LLC and Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by US Bank, N.A. of Milwaukee, WI, the Registrant's Custodian, at the Custodian's offices located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Distributor and its Legal and Compliance Department, both located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258.

29. Not Applicable

30.  Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Madison, State of Wisconsin, on the 30th day of April, 2009.

                              Madison Mosaic Equity Trust

                              By: (signature)
                              Katherine L. Frank
                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

___________________, Trustee Frank E. Burgess 4/30/09*

___________________, Trustee Lorence Wheeler 4/30/09*

___________________, Trustee James Imhoff 4/30/09*

___________________, Trustee Philip Blake 4/30/09*

*(signature) Attorney-in-Fact, John Rashke 4/30/09